SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)2))

[ ]  Definitive Information Statement

                              Growth Mergers, Inc.
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.   Title of each class of securities to which transaction applies:

2.   Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.   Proposed maximum aggregate value of transaction:

5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

2.   Form Schedule or Registration Statement No.:

3.   Filing Party:

4.   Date Filed:

                       SCHEDULE 14C INFORMATION STATEMENT
                       ----------------------------------
                           Pursuant to Regulation 14C
               of the Securities Exchange Act of 1934, as amended

                              Growth Mergers, Inc.
                                8846 Shamu Court,
                             Las Vegas, Nevada 89147

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                      -------------------------------------
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
                    ----------------------------------------

This Information Statement is furnished by the Board of Directors of Growth Mergers, Inc., a Nevada corporation, to holders of record of our common stock (the "Common Stock") at the close of business on December 4, 2002 (the "Record Date"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The purpose of this Information Statement is to inform our stockholders of a pending distribution by way of a dividend of substantially all of our corporation's assets, being 11,673,500 shares of common stock (the "Spin-off Shares") in the capital of Winmark Enterprises Inc., formerly Adult Mergers, Inc. All of our stockholders of record as of the Record Date (the "Stockholders of Record") will be entitled to participate in such dividend.

On December 4, 2002, our Board of Directors unanimously adopted a resolution authorizing the distribution of the Spin-off Shares by way of a dividend to our Stockholders of Record. As required under applicable Nevada corporate laws, our Board of Directors thereafter sought, and received by way of written consents executed and delivered by Stockholders of Record holding a majority of the outstanding shares of our Common Stock, stockholder approval of the disposition of substantially all of our corporation's assets in the manner contemplated by the resolution of our Board of Directors. As mandated by Exchange Act Rule 14c-2, the distribution of the Spin-off Shares will not take place and become effective for at least twenty (20) days after the filing and mailing of this Information Statement. It is anticipated that such distribution will occur immediately following the expiration of such twenty-day period.

The entire cost of furnishing this Information Statement will be borne by our corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

Our Board of Directors has fixed the close of business on December 4, 2002 as the Record Date for the determination of Stockholders of Record who are entitled to receive this Information Statement. There were 11,673,500 shares of Common Stock issued and outstanding on the Record Date. Our corporation anticipates that this Information Statement will be mailed on or about December 20, 2002 to all Stockholders of Record.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY  STATEMENT,  BUT
RATHER  AN  INFORMATION   STATEMENT  DESIGNED  TO  INFORM  YOU  OF  THE  PENDING
DISTRIBUTION OF OUR CORPORATION'S ASSETS BY WAY OF A DIVIDEND.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
-------------------------------------------------------------------------------

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.
--------------------------------------------------------------

DISTRIBUTION OF THE SPIN-OFF SHARES BY WAY OF A DIVIDEND
--------------------------------------------------------

Overview
--------

On December 4, 2002, our Board of Directors unanimously approved the distribution of the Spin-off Shares by way of a dividend to our Stockholders of Record. The Spin-off Shares will be distributed to our Stockholders of Record on a pro-rata basis calculated in accordance with their ownership of the Common

Stock in our corporation. Neither our corporation nor Winmark Enterprises Inc. shall receive any consideration for the distribution of the Spin-off Shares.

The Spin-off Shares represent all of the issued and outstanding shares of Winmark Enterprises Inc. Winmark Enterprises Inc. was incorporated under the name of Adult Mergers, Inc. in the State of Nevada on March 8, 2001 as a wholly-owned subsidiary of our corporation. Winmark Enterprises Inc. is authorized to issue 25,000,000 shares of common stock with a par value of $0.001 per share. Our corporation first subscribed for 100 shares of common stock of Winmark Enterprises Inc. for consideration of $1.00 per share on March 20, 2001. On November 24, 2002, the Board of Directors of Winmark Enterprises Inc. approved a resolution to change its name from "Adult Mergers, Inc." to "Winmark Enterprises, Inc.". On November 30, 2002, Winmark Enterprises Inc. issued 11,673,400 shares of its common stock to our corporation in full payment and satisfaction of a loan then owed by Winmark Enterprises Inc. to our corporation in the amount of $114,000.00.

Business Purpose
----------------

As described in more detail below, Winmark Enterprises Inc. owns and operates online adult entertainment websites. Our corporation's Board of Directors believes that since the nature of Winmark Enterprises Inc.'s business is viewed by many potential strategic partners, consumers and investors to be offensive, our corporation's business and financing opportunities will be unduly constrained if it continues to maintain Winmark Enterprises Inc. as a subsidiary. Particularly, it will hinder our corporation's fund raising efforts for its new operating subsidiary, Jupiter Oil and Gas Inc., which was incorporated in the state of Nevada on November 30, 2002 and is in the process of negotiations to acquire an oil and gas claim. Accordingly, in order to make it possible for our corporation to pursue business opportunities outside the adult entertainment industry, our Board of Directors, in consultation with our corporation's senior management, determined that it would be in the best interests of our corporation to distribute the Spin-off Shares to our corporation's stockholders by way of dividend.

Requirement For Stockholder Approval
------------------------------------

The Spin-off Shares represent substantially all of the assets of our corporation. As a result, our corporation is required under Section 78.565 of the Nevada Revised Statutes to obtain the approval of our stockholders before disposing of the Spin-off Shares. Section 78.565 of the Nevada Revised Statutes provides that such stockholder approval must be given by an affirmative vote of stockholders holding sufficient Common Stock entitling them to exercise at least a majority of the voting power at a stockholders' meeting called for that purpose. However, Section 78.320 of the Nevada Revised Statutes and our bylaws permit any action that is otherwise required or permitted to be taken at a meeting of stockholders to be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. On December 4, 2002, our corporation received written consents from the holders of a majority of the outstanding shares of our Common Stock approving the distribution of the Spin-off Shares by way of a dividend. As indicated above, it is anticipated that the distribution of the Spin-off Shares will take place and become effective immediately following the expiration of the twenty (20) day period mandated by Exchange Act Rule 14c-2.

Exemption  From  Registration   Under  the  Securities  Act  is  Conditioned  on
--------------------------------------------------------------------------------
Restrictions on Transferability of the Spin-Off Shares
------------------------------------------------------

In order to effect the distribution of the Spin-off Shares by way of a dividend in a manner that would be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), our Board of Directors unanimously approved a resolution authorizing our corporation to cause and direct Winmark Enterprises Inc. to:

1. Amend its bylaws to augment an existing restriction on the transferability of the Spin-off Shares by prohibiting any transfer of the Spin-off Shares unless such transfer is effected pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state securities laws;

2. Imprint legends on certificates representing the Spin-Off Shares referring to such restrictions on transfer;

3. If a third party stock transfer agent is appointed for the Spin-Off Shares, issue appropriate stop-transfer instructions to such stock transfer agent to ensure compliance with such restrictions on transfer; and

4. Appoint an escrow agent to hold the Spin-off Shares until the Spin-off Shares have been registered for resale under the Securities Act.

The transferability of the Spin-off Shares is restricted under Section 10.3 of the Bylaws of Winmark Enterprises Inc., which provides as follows:

     "10.3   Limitation on Transfers of Stock
             --------------------------------

          Shares cannot be transferred without the previous consent of the Directors expressed by resolution of the Board. The Directors are not required to give any reason for refusing to consent to a proposed transfer."

On December 5, 2002, the Board of Directors of Winmark Enterprises Inc. unanimously approved resolutions:

1.   authorizing  the  implementation  of  an  additional   restriction  on  the
     transferability of the Spin-off Shares by way of an amendment to the Bylaws of Winmark Enterprises Inc. as follows:

     "10.4   Further Limitation on Transfers of Stock
             ----------------------------------------

          Notwithstanding anything to the contrary contained herein, no Shares may be transferred unless the transfer is effected pursuant to an effective registration statement under the Securities Act of 1933, as amended (the `Securities Act'), or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state securities laws."; and

2. directing that the share certificates representing the Spin-off Shares be imprinted with the following restrictive legend, in addition to such other legends as may be required under applicable securities laws:

     (begin boldface)
     "NONE OF THE SECURITIES REPRESENTED BY THIS SHARE CERTIFICATE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE `1933 ACT'), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THE SECURITIES REPRESENTED BY THIS SHARE CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE CORPORATION'S BYLAWS."
     (end boldface)


BUSINESS OF WINMARK ENTERPRISES INC.
------------------------------------

Description of Business
-----------------------

Introduction
------------

Unless otherwise specified, all dollar amounts are expressed in United States dollars, and all references to "CDN$" refer to Canadian dollars. All references to "common shares" refer to the common shares in Winmark Enterprises, Inc.s' capital stock.

Business Development During Last Three Years
--------------------------------------------

Winmark Enterprises, Inc. was incorporated under the laws of the State of Nevada on March 8, 2001 under the name Adult Mergers, Inc., as a wholly owned subsidiary of Growth Mergers, Inc., a company whose shares are registered under the Securities Exchange Act of 1934. Growth Mergers, Inc. has been Winmark Enterprises, Inc.s' only shareholder since its incorporation. On November 15, 2002, Adult Mergers, Inc. changed its name to Winmark Enterprises, Inc.

Winmark Enterprises, Inc. owns and operates online adult entertainment websites and commenced operations of its first adult entertainment website on October 19, 2001. Winmark Enterprises, Inc. has never declared bankruptcy or been in receivership or similar proceedings.

Winmark Enterprises, Inc. currently owns and operates three online adult entertainment websites: www.insidedesire.com, www.insidehardcore.com and
                            --------------------    ----------------------
www.insideasians.com.  Winmark Enterprises, Inc. commenced operations on October
--------------------
19,  2001 with the launch of its first  website:  www.insidedesire.com.  Winmark
                                                  --------------------
Enterprises, Inc. registered this domain name and contracted the development of this website and its contents to Teleteria, Inc., a Stamford, Connecticut developer of turnkey adult websites. On January 17, 2002 Winmark Enterprises, Inc. launched www.insidehardcore.com. The "front end" or sales portion of this
               ----------------------
web site, which includes pages which can be viewed by members and non members was developed by Winmark Enterprises, Inc. and the content was developed and provided to Winmark Enterprises, Inc. by Teleteria, Inc. On March 1, 2003, Winmark Enterprises, Inc. launched www.insideasians.com, which was also
                                        --------------------
developed in this way and has content provided by Teleteria, Inc. Winmark Enterprises, Inc. does not plan to develop or produce any content ourselves nor do Winmark Enterprises, Inc. plan to hire any models, erotic story writers, photographers or illustrators.

Winmark Enterprises, Inc. has obtained the registration of other domain names, such as www.insidestuds.com and www.insideteengirls.com, for which the websites
        -------------------     -----------------------
are currently under construction.

On December 4, 2002, Growth Mergers, Inc. adopted a written consent resolution of its shareholders to distribute as a dividend all of the issued and outstanding shares of Winmark Enterprises, Inc.s' common stock to the shareholders of Growth Mergers, Inc. on a pro rata basis. The spin off of the shares of Winmark Enterprises, Inc.s' common stock will be effective 20 days after Growth Mergers, Inc. files a definitive information statement regarding the spin off with the Securities and Exchange Commission. Upon the completion of the spin off, Winmark Enterprises, Inc. will no longer be a wholly owned subsidiary of Growth Mergers, Inc. and Winmark Enterprises, Inc. will no longer have any corporate relationship with Growth Mergers, Inc.

Growth Mergers wishes to spin-off the shares of Winmark Enterprises, Inc. because Growth Mergers' board of directors believes that Growth Mergers' business and financing opportunities will be unduly constrained because possible strategic partners, consumers and investors will view Winmark Enterprises, Inc.s' business as offensive. Growth Mergers believes that it will hinder its fund raising efforts for its new operating subsidiary, Jupiter Oil and Gas Inc., which is an oil and gas exploration company. Accordingly, Growth Mergers' board of directors, in consultation with its senior management, determined that it would be in Growth Mergers' best interest to distribute Winmark Enterprises, Inc.s' outstanding shares by way of a dividend.

Winmark Enterprises, Inc. anticipates that the spin-off will be effective when the following steps are completed:

     1. Growth Mergers files an amended preliminary information statement with the Securities and Exchange Commission describing the registration of Winmark Enterprises, Inc.s' shares under the Securities Exchange Act of 1934;

     2. Growth Mergers files a definitive information statement with the Securities and Exchange Commission; and

     3. Growth Mergers mails the definitive information statement to its shareholders of record on December 4, 2002.

Under Nevada Corporate law, 20 days after the definitive information statement is first mailed to Growth Mergers' shareholders, then the spin-off will be effective, which Winmark Enterprises, Inc. expects will occur in August or September, 2003.

Winmark Enterprises, Inc.s' Current Business
--------------------------------------------

Winmark Enterprises, Inc. currently owns and operates three online adult entertainment websites: www.insidedesire.com, www.insidehardcore.com and
                            --------------------    ----------------------
www.insideasians.com.  Winmark Enterprises, Inc. commenced operations on October
--------------------
19, 2001 with the launch of Winmark Enterprises, Inc.s' first website: www.insidedesire.com. Winmark Enterprises, Inc. registered this domain name and
--------------------
contracted the development of this website and its contents to Teleteria, Inc., a Stamford, Connecticut developer of turnkey adult websites. On January 17, 2002 Winmark Enterprises, Inc. launched www.insidehardcore.com. The "front end" or
                                     ----------------------
sales portion of this web site, which includes pages which can be viewed by members and non members was developed by Winmark Enterprises, Inc. and the content was developed and provided to Winmark Enterprises, Inc. by Teleteria, Inc. On March 1, 2003, Winmark Enterprises, Inc. launched www.insideasians.com,
                                                           --------------------
which was also developed in this way and has content provided by Teleteria, Inc. Winmark Enterprises, Inc. does not plan to develop or produce any content ourselves nor does Winmark Enterprises, Inc. plan to hire any models, erotic story writers, photographers or illustrators.

All memberships which are purchased through Winmark Enterprises, Inc.s' sites are done through a single account with Winmark Enterprises, Inc.s' third party billing management company. Because Winmark Enterprises, Inc.s' membership system has not yet been updated to allow us to determine which web site a member has come through to purchase a membership, Winmark Enterprises, Inc. is unable to judge the relative success of each of its websites and cannot ascertain when each of the websites began generating revenue. Winmark Enterprises, Inc. intends to update its membership system to allow to track revenue by site by the end of this calendar year. All of Winmark Enterprises, Inc.s' revenue is currently derived by memberships purchased to access content on its web sites. Winmark Enterprises, Inc. has the ability to sell advertising on its sites. Management is currently focused on marketing the Company's sites to end users and will re-evaluate on a quarterly basis whether marketing effort should be expended on selling advertising space.

People who visit these web sites have the opportunity to purchase memberships of varying lengths of time. They can purchase a 3-day trial, a monthly membership or an annual membership. The members area of Winmark Enterprises, Inc.s' sites allows users to access various forms of adult content including pictures, videos, interactive games and erotic stories. This content is updated monthly as part of Winmark Enterprises, Inc.s' contract with Teleteria. Winmark
Enterprises,  Inc.  does not sell any  products  through  its  website.  Winmark
Enterprises, Inc. only sells memberships to the member's area of its website which includes adult orientated pictures, videos, interactive games and erotic stories.

Adult entertainment web sites have slightly varied business models to generate revenue from the visitors to their websites. These multiple revenue streams include advertising fees, sponsorships fees, e-commerce transactional fees, fees for subscription services and pay-per-view events. Winmark Enterprises, Inc.s' websites generate revenue primarily from fees paid by its members for the subscription services offered by its websites. Members may purchase a trial or monthly membership using a credit card online, or via a bank withdrawal by entering their checking account information (a direct withdrawal is completed by iBill via the user's financial institution), or by calling a 900 number where the membership fee is added to the user's telephone bill. Winmark Enterprises, Inc. has entered into a non-exclusive agreement with iBill, a third party billing management company, to assist us to process payments of subscription fees from its website members. iBill is one of the largest billing service providers in the adult entertainment industry, and offers their services on a transaction-fee basis.

In addition to the three current websites, Winmark Enterprises, Inc. plans to develop a series of websites that will provide various forms of online entertainment, initially concentrating on offering adult-oriented content and services to a wide geographic and demographic customer base over the Internet through membership-based websites. Winmark Enterprises, Inc. has obtained the registration of other domain names, such as www.insidestuds.com and
                                                       -------------------
www.insideteengirls.com,   for   which  the   websites   are   currently   under
-----------------------
construction.  Despite the name of the site www.insideteengirls.com,  there will
                                            -----------------------
not be any models displayed on the site under the age of eighteen. This will be clearly stated on all pages that potential members will view before they purchase a membership. The site will be marketed as one where the models are young looking. Because of this, management does not foresee any legal issues related to the development or marketing of the site.

Winmark Enterprises, Inc. believes it can successfully develop the series of websites as planned because it has retained the necessary personnel and has developed necessary third party relationships with iBill to assist it with payment and credit card processing and with Teleteria, Inc. to provide it with and update the contents for its websites. Winmark Enterprises, Inc. currently employ one full time employee and two part time employees to carry out the day-to-day business activities. Winmark Enterprises, Inc.s' employees develop its websites and maintain all necessary records for business purposes. Marketing is outsourced to various third parties depending on the prices and management's evaluation of such services.

The relationship with Teleteria is not exclusive. Winmark Enterprises, Inc. can easily establish relationship with additional or alternative providers of content. There are many such vendors in the marketplace with various monthly content packages available at rates which are competitive to those Winmark Enterprises, Inc. is currently paying Teleteria. Teleteria provides an extensive library of photos, movies, erotic stories and interactive games which comprise the content that members of Winmark Enterprises, Inc.s' websites pay to access.

Winmark Enterprises, Inc. has based its current operations in Vancouver, British Columbia, Canada because of its comparatively lower salary rates, its considerable availability of qualified human resources and its easy access to quality Internet services at reasonable prices.

Anticipated Sources of Revenue
------------------------------

Although there are no assurances Winmark Enterprises, Inc. will continue to generate revenues from these sources, its current websites earn revenues primarily from membership and associated fees it charges to users of its websites. Winmark Enterprises, Inc. also intends to earn revenues from the following sources through the operation of its current website and additional contemplated websites featuring adult content:

     (a)  usage fees;
     (b)  advertising fees; and
     (c)  pay-per-view events.

Marketing Products and Services
-------------------------------

Marketing of Winmark Enterprises, Inc.s' products and services can take various forms including: specialized modification to the source code of its web pages to increase their likelihood of being easily found through search engines; search engine registration whereby Winmark Enterprises, Inc. or a third party who is paid by Winmark Enterprises, Inc. actively registers the web sites with as many search engines as possible; paid search engine registration whereby certain search engines who offer the service are paid a fee to list the web sites; paid banner placements whereby Winmark Enterprises, Inc. pays to have an advertising link on related web sites; mass e-mail marketing and banner exchanges whereby Winmark Enterprises, Inc. places a link to a related web site on its pages in exchange for the other company providing a reciprocal link.

Winmark   Enterprises,   Inc.  currently  engages  in  specialized  source  code
modification and search engine registration and is evaluating other marketing options.

Growth of the Internet
----------------------

The Internet has quickly emerged as a global medium that allows hundreds of millions of people worldwide to obtain information, communicate and conduct business electronically. Management believes that that the decreasing cost of computers and increased availability of Internet access will result in continued growth in Internet usage for the foreseeable future.

Winmark Enterprises, Inc.s' Target Market
-----------------------------------------

Winmark Enterprises, Inc. intends to target its online adult entertainment services to men between the ages of 18 and 34. Winmark Enterprises, Inc.s' management believes that these men represent a critical demographic group for online advertisers and merchants. Winmark Enterprises, Inc. also believes that college students, in particular, are an attractive demographic group for Internet advertisers and merchants. Winmark Enterprises, Inc. further believes that the Internet has helped the adult entertainment industry experience tremendous growth in usage and revenues. Management's informal research indicates that adult content dominates the paid online content market which includes subscription and pay-on-demand services.

Competition
-----------

Winmark Enterprises, Inc.s' primary competition is from other web-based providers of adult content, although Winmark Enterprises, Inc. does compete with other formats, such as video, compact disc, digital video and print magazines, for the delivery of adult content. Many websites compete with the company for visitors, subscribers, advertisers and e-commerce partners and Winmark Enterprises, Inc. expects this competition to increase in the future. Winmark Enterprises, Inc. believes that the primary competitive factors in its markets include brand recognition, the quality of content and products, technology, pricing, ease of use and sales and marketing efforts.

Many of Winmark Enterprises, Inc.s' competitors and potential new competitors may have greater financial, technical, marketing and distribution resources. Competitors larger than the company can spend more money on search engine marketing, which can attract more customers to their websites than ours. In addition, larger competitors have the resources to hire more personnel to develop and market their website. Generally, the more websites a business can produce the greater competitor that business will become because that business can create more traffic and strong brand recognition. One good example of this phenomenon is the Playboy Enterprises Inc. Winmark Enterprises, Inc. is a small adult entertainment provider that does not have the resources of Playboy Enterprises Inc., Private Media or other larger competitors in the adult entertainment industry. While Winmark Enterprises, Inc.s' websites do not have as great brand recognition as those websites of its larger competitors, Winmark Enterprises, Inc. believes it is competitive in factors such as pricing, ease of use and quality of content. In addition, Winmark Enterprises, Inc. believes it can become competitive with the larger competitors and other small adult website operators in the brand recognition factor by keeping its costs as low and performing aggressive search engine marketing to increase brand recognition for its website.

Intellectual Property
---------------------

Winmark   Enterprises,   Inc.  has   registered   the   Internet   domain  names
www.insidedesire.com,       www.insidehardcore.com,        www.insideasians.com,
--------------------        ----------------------         --------------------
www.insidestuds.com  and  www.insideteengirls.com.  Under  current  domain  name
-------------------       -----------------------
registration practices, no one else can obtain a domain name identical to those Winmark Enterprises, Inc. own, but someone might obtain a similar name, or the identical name with a different suffix, such as ".org", ".net" or with a country designation such as .ca or .us. The regulation of domain names in the United States and in foreign countries is subject to change, and Winmark Enterprises, Inc. could be unable to prevent third parties from acquiring domain names that infringe upon or otherwise decrease the value of Winmark Enterprises, Inc.s' domain name.

Winmark Enterprises, Inc. does not presently own any patents, trademarks, licenses, concessions or royalties. Winmark Enterprises, Inc. may take action to protect its unpatented proprietary information, if any, by the use of confidentiality agreements with its employees, consultants and certain of its contractors. However, Winmark Enterprises, Inc. cannot guarantee that these agreements will not be breach and that there will be adequate remedies for any breach.

Research and Development
------------------------

Winmark Enterprises, Inc.s' research and development activities since incorporation have included only the development of Winmark Enterprises, Inc.s' websites. Winmark Enterprises, Inc.s' website development costs for the fiscal year ended July 31, 2002 were $1,500. Winmark Enterprises, Inc. anticipates that its website development costs will increase to approximately $2,000 for the fiscal year ending July 31, 2003. However, as these development costs have already been prepaid in the fiscal year ended July 31, 2002 and will be amortized in the fiscal year ending July 31, 2003 no net outlay of cash will be incurred in the fiscal year ending July 31, 2003. Winmark Enterprises, Inc. does not anticipate conducting any other research and development activities in the near future.

Technology
----------

Winmark Enterprises, Inc. anticipates that its network systems will consist of lightweight, low cost, Intel-based systems running Linux operating software. Linux is the operating system of choice because it is freely distributed with no licensing cost, extremely efficient for web serving, scalable, and numerous application developers are contributing to its continued development by creating further improvements that are also freely available.

Government Regulations
----------------------

Few laws or regulations currently are directly applicable to access or commerce on the Internet. However, a number of legislative and regulatory proposals are under consideration by governments in jurisdictions in which Winmark Enterprises, Inc. conduct business, and, as a result, a number of laws or regulations may be adopted with respect to Internet user privacy, taxation, infringement, pricing, quality of products and services and intellectual property ownership. It is also uncertain as to how existing laws will be applied to the Internet in areas such as property ownership, copyright, trademark, trade secret, obscenity and defamation. The adoption of new laws or the adaptation of existing laws to the Internet may decrease the growth in the use of the Internet, which could in turn decrease the demand for Winmark Enterprises, Inc.s' online services, increase the cost of doing business (if taxes or other charges are imposed upon businesses who operate over the Internet) or otherwise have a material adverse effect on Winmark Enterprises, Inc.s' business, results of operations and financial condition.

Federal and state governments, along with various religious and children's advocacy groups, consistently propose and pass legislation aimed at restricting provision of, access to, and content of adult entertainment. These groups also may file lawsuits against providers of adult entertainment, encourage boycotts against such providers, and mount negative publicity. Winmark Enterprises, Inc.s' website content and the film, video and photo productions that comprise it are subject to various domestic and foreign regulations which govern the terms and conditions under which sexually explicit media productions may occur. If these laws are breached Winmark Enterprises, Inc. may be subject to lawsuits and government prosecution, including criminal prosecution. Winmark Enterprises, Inc. may also be subject to lawsuits or other claims from models and performers if it does not obtain the appropriate releases or if such persons are minors. If Winmark Enterprises, Inc. is required to defend any claims brought against it, then management's attention may be detracted by such claims and not on the continued operation of its business. If any party obtains a judgment against the company for monetary damages or an injunction preventing the operation of any of Winmark Enterprises, Inc.s' websites, then its ability to generate revenues and its ongoing operations may be adversely impacted.

Since the content on Winmark Enterprises, Inc.s' web sites is provided by a third party Winmark Enterprises, Inc. rely on them to provide it content which conforms to the laws of the United States. Management's informal research indicates that Winmark Enterprises, Inc.s' third party content provider, Teleteria, is diligent at ensuring that the content it provides conforms to current laws regarding adult content. Winmark Enterprises, Inc. has not however obtained an opinion from legal counsel with respect to the validity of the website businesses it conducts for any of the 50 states, or other jurisdiction that its website content might reach.

Number of employees
-------------------

Winmark Enterprises, Inc. employs one full-time employee and three part-time employees to carry out the day-to-day activities. Winmark Enterprises, Inc.s' employees develop and market its websites and maintain all necessary records for business purposes. Winmark Enterprises, Inc. believes it has enough employees to perform the functions of its business operation and does not anticipate that it will hire any additional employees in the near future.

Growth Strategy
---------------

Winmark Enterprises, Inc. plans to continue to focus on growing its current websites: www.insidedesire.com, www.insidehardcore.com and www.insideasians.com
          --------------------   ----------------------     --------------------
through its contacts within the adult entertainment industry and other marketing efforts. Winmark Enterprises, Inc. also plans to develop other adult entertainment websites as well as create a group of websites offering a wide range of contents. Winmark Enterprises, Inc. will then aggressively market these sites to both consumers as well as other adult website operators for potential affiliate relationships. In a typical website affiliate relationship, website operators agree to share exit traffic from their websites and any resulting revenues from referral sales.

Winmark Enterprises, Inc. believes that the online adult entertainment market is characterized by a large number of profitable, small to mid-sized, privately owned operations with fragmented supply chains, and is therefore a text book case for consolidation. Winmark Enterprises, Inc. believe that the vast majority of these operations do not have exit strategies for their owners, and that many would consider selling their operations in exchange for shares in a well recognized corporate entity. Furthermore, Winmark Enterprises, Inc. believe that the public markets would provide significantly higher earnings multiple for a growing group of consolidating operators than any individual company could get in this market space for a cash sale. As one potential future growth strategy, Winmark Enterprises, Inc. may consider acquiring several established online adult entertainment websites or providers and consolidating suppliers, operations, management and human resources, as well as benefiting from economies of scale in supply, production and management.

Risk Factors
------------

Winmark Enterprises, Inc. is a start up company with a limited operating history
--------------------------------------------------------------------------------
in an  uncertain  market.  If  Winmark  Enterprises,  Inc.  is  unable to become
--------------------------------------------------------------------------------
profitable,  it is  unlikely  that  Winmark  Enterprises,  Inc.  will be able to
--------------------------------------------------------------------------------
continue operations.
--------------------

Winmark Enterprises, Inc. has a limited operating history. Winmark Enterprises, Inc. was first incorporated on March 8, 2001 as a wholly owned subsidiary of Growth Mergers, Inc. From Winmark Enterprises, Inc.s' incorporation on March 8, 2001 to the date of this registration statement, Winmark Enterprises, Inc. has generated limited revenues. To date Winmark Enterprises, Inc.s' site has generated $1,968 in revenue. Winmark Enterprises, Inc.s' operating activities during this period consisted primarily of developing three adult entertainment websites. Winmark Enterprises, Inc. commenced operations on October 19, 2001 by the launch of Winmark Enterprises, Inc.s' first website www.insidedesire.com,
                                                           --------------------
which has earned limited revenues to date. Winmark Enterprises, Inc. has subsequently developed two other websites: www.insidehardcore.com and
                                                    ----------------------
www.insideasians.com.  Because of Winmark Enterprises,  Inc.s' limited operating
--------------------
history,  its  prospects  are  subject  to the  risks  and  expenses  frequently
encountered  by  other  start  up  companies,   companies   entering  the  adult
entertainment market, and companies planning to move into the adult entertainment market. Winmark Enterprises, Inc.s' limited operating history and the uncertain nature of the markets addressed by it make it difficult or impossible to predict future results of Winmark Enterprises, Inc.s' operations. Winmark Enterprises, Inc. may not establish a clientele that will make it profitable.

Winmark Enterprises, Inc.'s ability to continue as a going concern is in doubt.
-------------------------------------------------------------------------------

Winmark Enterprises, Inc. is in the development stage and has generated limited revenues since inception. Winmark Enterprises, Inc.s' primary source of funds has been loans from Growth Mergers, Inc. in the amount of $117,000 which were converted into 11,673,400 shares of Winmark Enterprises, Inc.s' common stock on November 30, 2002. On December 4, 2002, the shareholders of Growth Mergers, Inc. adopted, by way of written consents, a resolution to distribute Winmark Enterprises, Inc.s' common stock to the shareholders of Growth Mergers, Inc. as a dividend on a pro rata basis. This spin off of Winmark Enterprises, Inc.s' common stock will be effective 20 days after Growth Mergers, Inc. files a definitive information statement. On December 19, 2002, Growth Mergers, Inc.

filed a preliminary information statement. Upon effectiveness of the spin off of Winmark Enterprises, Inc.s' common stock, Winmark Enterprises, Inc. will no longer be a wholly owned subsidiary of Growth Mergers, Inc. and Winmark Enterprises, Inc. cannot expect to receive loans from Growth Mergers, Inc. However, Winmark Enterprises, Inc. will continue to incur operating expenses, legal and accounting expenses, consulting fees and promotional expenses. These factors raise substantial doubt about Winmark Enterprises, Inc.s' ability to continue as a going concern. Winmark Enterprises, Inc.s' auditors have raised a concern regarding Winmark Enterprises, Inc.s' ability to continue as a going concern.

If  Winmark  Enterprises,  Inc.  is not able to  obtain  future  financing  when
--------------------------------------------------------------------------------
required, Winmark Enterprises, Inc. might be forced to discontinue its business.
--------------------------------------------------------------------------------

Winmark Enterprises, Inc. may need to raise additional funds in order to complete its infrastructure, identify and complete acquisitions and mergers of other adult entertainment entities, respond to competitive pressures, acquire complementary businesses or technologies or respond to unanticipated requirements. There can be no assurance that additional financing will be available when needed on terms favorable to us. There is no assurance that Winmark Enterprises, Inc. will not incur debt in the future, that Winmark Enterprises, Inc. will have sufficient funds to repay its indebtedness or that Winmark Enterprises, Inc. will not default on its debt, jeopardizing its business viability. Furthermore, Winmark Enterprises, Inc. may not be able to borrow or raise additional capital in the future to meet its needs or to otherwise provide the capital necessary to conduct business.

Winmark  Enterprises,  Inc. has a history of net losses and negative cash flows.
--------------------------------------------------------------------------------
If Winmark Enterprises, Inc. is unable to become profitable, it is unlikely that
--------------------------------------------------------------------------------
it will be able to continue operations.
---------------------------------------

Winmark Enterprises, Inc. has sustained losses and negative cash flows in the past two fiscal year ends July 31, 2001 and 2002 and the nine months ended April 30, 2003. For these periods, Winmark Enterprises, Inc. had an aggregate net loss of $212,334. If Winmark Enterprises, Inc. continues to sustain losses and negative cash flows without further investment or loans from related parties, it is unlikely that it will be able to continue moperations. Winmark Enterprises, Inc.s' ability to become profitable primarily depends on its ability to generate significant revenue and improve the efficiency of its operations.

Winmark Enterprises, Inc. has been unable to fund its operations with internally
--------------------------------------------------------------------------------
generated funds because its business has generated  negative cash flow.  Winmark
--------------------------------------------------------------------------------
Enterprises,  Inc. will need to generate  funds  internally or raise  additional
--------------------------------------------------------------------------------
capital to fund its operations  during the next fiscal year or it will be unable
--------------------------------------------------------------------------------
to continue as a going concern.
-------------------------------

Winmark Enterprises, Inc. has required and will continue to require substantial capital to fund its business operations. Winmark Enterprises, Inc. expects to require additional funds to continue or to extend product development and marketing. Winmark Enterprises, Inc. may obtain additional financing through private placements of debt or equity or through collaborative arrangements with its partners including, but not limited to, its international partners. If adequate funds are not available when required or on acceptable terms, Winmark Enterprises, Inc. may be forced to delay, scale back, or eliminate product development activities and sales and marketing efforts. If this were to become necessary, it could adversely affect its business, results of operations and financial condition.

Because some of Winmark  Enterprises,  Inc.s' officers and directors are located
--------------------------------------------------------------------------------
in non-U.S.  Jurisdictions,  investors  may have no effective  recourse  against
--------------------------------------------------------------------------------
management for misconduct and you may not be able to enforce judgments and civil
--------------------------------------------------------------------------------
liabilities against Winmark Enterprises, Inc.s' officers, directors, experts and
--------------------------------------------------------------------------------
agents.
-------

Many of Winmark Enterprises, Inc.s' directors, controlling persons and officers, and representatives of the experts are residents of Canada, and a substantial portion of their assets are located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon the directors, controlling persons, officers and representatives of experts who are not residents of the United States or to enforce against them judgments of courts of the United States based upon civil liability under the federal securities laws of the United States. There is doubt as to the enforceability in Canada against any of Winmark Enterprises, Inc.s' directors, controlling persons, officers or experts who are not residents of the United States, in original actions or in actions for enforcement of judgments of United States courts and of liabilities based solely upon the federal securities laws of the United States.

Because Winmark Enterprises,  Inc. faces intense  competition,  an investment in
--------------------------------------------------------------------------------
Winmark Enterprises, Inc. is highly speculative.
------------------------------------------------

The Internet adult entertainment industry involves rapid technological change and is characterized by intense and substantial competition. A number of Winmark Enterprises, Inc.s' competitors are well established, substantially larger and have substantially greater market recognition, greater resources and broader distribution capabilities than it has. New competitors are continually emerging. Increased competition by existing and future competitors could materially and adversely affect Winmark Enterprises, Inc.s' profitability. Moreover, Winmark Enterprises, Inc.s' success depends on maintaining a high quality of content. Competition for quality content in the adult entertainment industry is intense. The lack of availability of unique quality content could adversely affect Winmark Enterprises, Inc.s' business by making its sites less attractive to potential members in comparison to its competitors.

Winmark Enterprises, Inc. will compete with other larger adult entertainment providers such as Private Media Group Inc. and Digital Rooster.com, Inc., as well as other small to medium sized adult entertainment operators and business entities that provide adult entertainment products and services. Further, other adult entertainment providers may follow a business strategy similar to the company and may compete directly with it for the same customers. Most of Winmark Enterprises, Inc.s' competitors have significantly greater financial, technical, marketing and other resources than Winmark Enterprises, Inc. has.

These potential competitors may be able to respond more quickly to new or changing opportunities, technologies and customer requirements than Winmark Enterprises, Inc. and may be able to undertake more extensive promotional activities, offer more attractive terms to customers and adopt more aggressive pricing policies than Winmark Enterprises, Inc. do.

If  Winmark  Enterprises,  Inc.s'  security  systems  are  breached,  or Winmark
--------------------------------------------------------------------------------
Enterprises,  Inc.s' systems are sabotaged, Winmark Enterprises, Inc. would lose
--------------------------------------------------------------------------------
business and investors could lose their investment.
---------------------------------------------------

Winmark Enterprises, Inc. may rely on encryption and other online security technology, necessary to effect secure transmission of confidential information over the Internet to and by Winmark Enterprises, Inc.s' customers. This includes such sensitive information as customer credit card numbers and bank account information. Advances in computer capabilities, including new discoveries in the field of cryptography, may result in a compromise or breach of Winmark Enterprises, Inc.s' security technologies. Any such compromise of the security available through Winmark Enterprises, Inc.s' websites would damage customer confidence in the Company, resulting in a loss of e-business over its websites. Winmark Enterprises, Inc.s' websites and any Internet-based applications of its websites may be sabotaged by computer hackers or subject to computer viruses. If Winmark Enterprises, Inc.s' security systems fail, eliminating computer viruses and alleviating other security problems may require interruptions, delays or cessation of service to clients accessing its web sites that could have a material adverse effect on its business, results of operations and financial condition.

Because Winmark Enterprises,  Inc. depends on a small group of qualified people,
--------------------------------------------------------------------------------
if it  cannot  hire and  retain  qualified  personnel,  it might  be  forced  to
--------------------------------------------------------------------------------
discontinue operations.
-----------------------

Winmark Enterprises, Inc.s' business is dependent upon a small number of directors, executive officers and key personnel such as its President, Winston Barta. Winmark Enterprises, Inc. does not maintain any life insurance policies on any of its directors, executives, or key personnel for the benefit of
Winmark. The loss of the services of Winmark Enterprises, Inc.s' President, Winston Barta, or any of its directors, executive officers or key personnel, or the inability to identify, hire, train and retain other qualified directors, executive officers or personnel in the future would have a material adverse affect on its business, financial condition and operating results and, therefore, the prospect of an investor's return of capital invested in Winmark. If Winmark Enterprises, Inc.s' officers and directors sell all or most of their common stock, they may no longer have an incentive to remain with the Company, which would damage its business from lack of leadership and direction.

Because  the  officers,   directors  and  principal   shareholders   of  Winmark
--------------------------------------------------------------------------------
Enterprises, Inc. will control a majority of the common stock after the spin off
--------------------------------------------------------------------------------
is complete,  investors will have little or no control over Winmark Enterprises,
--------------------------------------------------------------------------------
Inc.s' management or other matters requiring shareholder approval.
------------------------------------------------------------------

Upon the effectiveness of the spin off of Winmark Enterprises, Inc.s' common stock from Growth Mergers, Inc., Winmark Enterprises, Inc.s' officers and directors and their affiliates, in the aggregate, will beneficially own a majority of Winmark Enterprises, Inc.s' outstanding common stock. As a result, they have the ability to control matters affecting minority shareholders, including the election of Winmark Enterprises, Inc.s' directors, the acquisition or disposition of Winmark Enterprises, Inc.s' assets, and the future issuance of Winmark Enterprises, Inc.s' shares. Because Winmark Enterprises, Inc.s'
officers, directors and principal shareholders control Winmark Enterprises, Inc., investors will not be able to replace Winmark Enterprises, Inc.s' management if they disagree with the way the business is being run. Control by these insiders could result in management making decisions that are in the best interest of those insiders and not in the best interest of the investors.

Because Winmark  Enterprises,  Inc. does not have sufficient  insurance to cover
--------------------------------------------------------------------------------
its business losses, Winmark Enterprises, Inc. might have uninsured losses.
---------------------------------------------------------------------------

Winmark Enterprises, Inc. may incur uninsured liabilities and losses as a result of the conduct of its business. Winmark Enterprises, Inc. does not currently maintain any comprehensive liability or property insurance. Even if Winmark Enterprises, Inc. obtains such insurance in the future, the company may not carry sufficient insurance coverage to satisfy potential claims. Winmark Enterprises, Inc. does not carry any business interruption insurance. Should uninsured losses occur, any purchasers of Winmark Enterprises, Inc.s' common stock could lose their entire investment.

Because Winmark Enterprises, Inc. can issue additional common shares, purchasers
--------------------------------------------------------------------------------
of Winmark Enterprises, Inc.s' common stock may incur immediate dilution and may
--------------------------------------------------------------------------------
experience further dilution.
----------------------------

Winmark Enterprises, Inc. is authorized to issue up to 25,000,000 common shares, of which 11,673,400 were issued due to a conversion of debt into equity as of December 4, 2002 and 100 shares were purchased by Growth Mergers, Inc. at a purchase price of one dollar per share on March 20, 2001. Winmark Enterprises, Inc.s' Board of Directors has the authority to cause Winmark Enterprises, Inc. to issue additional shares of common stock, and to determine the rights, preferences and privileges of such shares, without the consent of any of the company's shareholders. Consequently, the shareholders may experience dilution in their ownership of Winmark in the future.

Winmark  Enterprises,  Inc.s'  common  shares are  considered to be penny stock,
--------------------------------------------------------------------------------
which may adversely affect the liquidity of Winmark  Enterprises,  Inc.s' common
--------------------------------------------------------------------------------
shares.
-------

The Securities and Exchange Commission has adopted regulations that define a penny stock to be any equity security that has a market price, as defined in those regulations, of less than U.S. $5.00 per share, subject to certain exceptions. Generally, for any transaction involving a penny stock, a broker-dealer is required to deliver, prior to the transaction, a disclosure schedule relating to the penny stock market as well as disclosure concerning, among other things, the commissions payable, current quotations for the securities and information on the limited market in penny stocks. The administration requirements imposed by these rules may affect the liquidity of Winmark Enterprises, Inc.s' common shares.

There is no active trading market for Winmark Enterprises, Inc.s' common shares.
--------------------------------------------------------------------------------

There is currently no active trading market for Winmark Enterprises, Inc.s' common shares, and such a market may not develop or be sustained. Therefore it may be difficult to sell the shares or if sold it may adversely affect the market price for such shares.

Upon a trading  market or service  being  established  for Winmark  Enterprises,
--------------------------------------------------------------------------------
Inc.s' shares, Winmark Enterprises, Inc.s' share price may be adversely affected
--------------------------------------------------------------------------------
by its reported  operating  results,  factors in the  entertainment and Internet
--------------------------------------------------------------------------------
industry and general market conditions.
---------------------------------------

The market price of Winmark Enterprises, Inc.s' common shares may be significantly affected by factors such as actual or anticipated fluctuations in its operating results, conditions and trends in the adult entertainment and Internet industries and general market conditions. In addition, the stock market has from time to time experienced significant price and volume fluctuations that have particularly affected the market prices for the shares of Internet companies, which may materially adversely affect the market price of Winmark Enterprises, Inc.s' common shares.

Changes in laws and regulations regarding the dissemination of adult content may
--------------------------------------------------------------------------------
restrict Winmark Enterprises, Inc.s' ability to sell or license its products.
-----------------------------------------------------------------------------

While Winmark Enterprises, Inc. has not been subject to any enforcement action to prohibit the dissemination of any of its content to its customers, many territories prohibit the dissemination of material defined as "obscene" or in similar terms. If a territory determines that Winmark Enterprises, Inc.s' content is obscene according to their legal definition of that term, Winmark
Enterprises, Inc. may be prohibited from carrying on business in certain jurisdictions, and may be subject to criminal penalties. There can be no guarantee that Winmark Enterprises, Inc. will not be faced with restrictions on carrying on all or part of its business in the future.

Acquisitions could dilute shareholders and affect ongoing operations.
---------------------------------------------------------------------

Winmark Enterprises, Inc.s' management has considered the acquisition of other companies, assets, technologies or product lines that would complement or expand its existing business as one potential growth strategy. The specific risks associated with acquisitions are: undisclosed liabilities and overstated revenues may exist in the acquired company leading to overpayment of the acquired company and synergies may not be created between Winmark Enterprises, Inc.s' management and the management of the acquired company and acquisitions will dilute issuances of equity securities if Winmark Enterprises, Inc. issues shares in payment of a purchase price.

The adult entertainment industry is sensitive to economic conditions.
---------------------------------------------------------------------

The adult entertainment industry is sensitive to economic conditions. When economic conditions are prosperous, entertainment industry revenues increase; conversely, when economic conditions are unfavourable, entertainment industry revenues decline. While management believes that Winmark Enterprises, Inc.s' low pricing strategies, distribution format, and marketing strategy mitigate, to some degree, the effects of an economic downturn, any significant decline in general corporate conditions or the economy that affect consumer spending could have a material adverse effect on its business.

Winmark  Enterprises,   Inc.s'  intellectual  property  may  not  be  adequately
--------------------------------------------------------------------------------
protected.
----------

Winmark Enterprises, Inc.s' domain names are critical to its success. Winmark Enterprises, Inc. relies on a combination of confidentiality and non-disclosure agreements and contractual provisions to protect its intellectual property and future intellectual property. These efforts may not be adequate. Winmark Enterprises, Inc. may not be able to secure appropriate registrations for all of its trademarks, and third parties may infringe upon or misappropriate Winmark Enterprises, Inc.s' proprietary rights. Future litigation may be necessary to enforce and protect its intellectual property rights. Winmark Enterprises, Inc. may also be subject to litigation to defend against claims of infringement of the rights of others or to determine the scope and validity of the intellectual property rights of others, which could be costly, divert management's attention, result in the loss of certain of Winmark Enterprises, Inc.s' proprietary rights, require it to seek licenses from third parties and prevent it from selling its services, any one of which could have a material adverse effect on its business, results of operations and financial condition.

Winmark Enterprises, Inc. facse potential liability for Internet content.
-------------------------------------------------------------------------

Winmark Enterprises, Inc. faces potential liability for negligence, copyright, patent, trademark infringement, defamation, indecency, disparagement and other claims based on the nature and content of the materials that it transmits. In addition, Winmark Enterprises, Inc. could be exposed to liability with respect to the unauthorized duplication or transmission of content.

Winmark Enterprises, Inc. may be impeded or prohibited from carrying on business
--------------------------------------------------------------------------------
by governmental regulation.
---------------------------

Few laws or regulations currently are directly applicable to access or commerce on the Internet. However, a number of legislative and regulatory proposals are under consideration by governments in jurisdictions in which Winmark Enterprises, Inc. conduct business, and, as a result, a number of laws or regulations may be adopted with respect to Internet user privacy, taxation, infringement, pricing, quality of products and services and intellectual property ownership. It is also uncertain as to how existing laws will be applied to the Internet in areas such as property ownership, copyright, trademark, trade secret, obscenity and defamation. The adoption of new laws or the adaptation of existing laws to the Internet may decrease the growth in the use of the Internet, which could in turn decrease the demand for Winmark Enterprises, Inc.s' online services, increase the cost of doing business or otherwise have a material adverse effect on its business, results of operations and financial condition.

Risks associated with brand development.
----------------------------------------

Winmark Enterprises, Inc. believes that establishing and maintaining brand identity of its web site destinations is critical to its future success. Promotion and enhancement of Winmark Enterprises, Inc.s' brands will depend largely on its success in continuing to provide high quality online services. In order to attract and retain subscribers and to promote and maintain its brands in response to competitive pressures, Winmark Enterprises, Inc. may increase its financial commitment to creating and maintaining a distinct brand loyalty among its clients. If Winmark Enterprises, Inc. is unable to provide high quality online services, or otherwise fail to promote and maintain its brands, incur excessive expenses in an attempt to improve, or promote and maintain its brands, its business, results of operations and financial condition could be materially and adversely affected.

Winmark Enterprises, Inc.s' provision of sexually explicit content may give it a
--------------------------------------------------------------------------------
bad reputation in the investment  community,  who may refuse to do business with
--------------------------------------------------------------------------------
the Company.
------------

Because Winmark Enterprises, Inc. is engaged in the business of providing sexually explicit products worldwide over the Internet, many people may regard its business as unwholesome. Certain investors, investment banking entities, market makers, lenders, and others in the investment community may refuse to participate in the market for Winmark Enterprises, Inc.s' common stock, financings, or other activities due to the nature of its business. Such refusal may negatively impact the value of Winmark Enterprises, Inc.s' common stock and its opportunities to attract market support.

Winmark  Enterprises,  Inc.  faces  liability  from the  government,  models and
--------------------------------------------------------------------------------
performers as a result of not adhering to laws and regulations relating to their
--------------------------------------------------------------------------------
activity.
---------

Federal and state governments, along with various religious and children's advocacy groups, consistently propose and pass legislation aimed at restricting provision of, access to, and content of adult entertainment. These groups also may file lawsuits against providers of adult entertainment, encourage boycotts against such providers, and mount negative publicity. Winmark Enterprises, Inc.s' website content and the film, video and photo productions that comprise it are subject to various domestic and foreign regulations which govern the terms and conditions under which sexually explicit media productions may occur. If these laws are breached Winmark Enterprises, Inc. may be subject to lawsuits and government prosecution, including criminal prosecution. Winmark Enterprises, Inc. may also be subject to suits or other claims from models and performers if it does not obtain the appropriate releases or if such persons are minors.

Winmark  Enterprises,  Inc. is required by Section 78.7502 of the Nevada General
--------------------------------------------------------------------------------
Corporation Law to indemnify Winmark Enterprises,  Inc.s' officers and directors
--------------------------------------------------------------------------------
in certain circumstances for claims against them.
-------------------------------------------------

Winmark Enterprises, Inc. is required to indemnify its officers, directors, employees and agents against liability in any proceeding in which such person wholly prevails on the merits. Generally, Winmark Enterprises, Inc. may indemnify its officers and directors against such liability if the officer or director acted in good faith believing his or her actions to be in the best interests of Winmark Enterprises, Inc. Winmark Enterprises, Inc.s' Articles of Incorporation provide that a director or officer has no liability for monetary damages for breach of fiduciary duty unless such person committed fraud or engaged in intentional misconduct. These provisions may limit Winmark Enterprises, Inc.s' recovery for any claims against its officers and directors.

CAUTIONARY STATEMENT OR FORWARD-LOOKING STATEMENTS
--------------------------------------------------

Much of the information included in this registration statement includes or is based upon estimates, projections or other "forward looking statements". Such forward looking statements include any projections or estimates made by Winmark Enterprises, Inc.s' management in connection with its business operations. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect Winmark Enterprises, Inc.s' current judgment regarding the direction of its business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein.

Although Winmark Enterprises, Inc. believes that the expectations reflected in the forward-looking statements are reasonable, Winmark Enterprises, Inc. cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Winmark Enterprises, Inc. do not intend to update any of the forward-looking statements to conform these statements to actual results.

An investment in Winmark Enterprises, Inc.s' common stock involves a high degree of risk. Prospective investors should carefully consider the following factors concerning Winmark Enterprises, Inc.s' business and should consult independent advisors as to the technical, tax, business and legal considerations regarding an investment in shares of Winmark Enterprises, Inc.s' common stock.

Management's Discussion and Analysis or Plan of Operation
---------------------------------------------------------

This document contains forward-looking statements which relate to future events or Winmark Enterprises, Inc.s' future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors", that may cause Winmark Enterprises, Inc.s' or Winmark Enterprises, Inc.s' industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although Winmark Enterprises, Inc. believes that the expectations reflected in the forward-looking statements are reasonable, Winmark Enterprises, Inc. cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Winmark Enterprises, Inc. do not intend to update any of the forward-looking statements to conform these statements to actual results.

The following discussion should be read in conjunction with Winmark Enterprises, Inc.s' audited financial statements and the related notes that appear in
Winmark's form 10-SB. The following discussion contains forward-looking statements that reflect Winmark Enterprises, Inc.s' plans, estimates and beliefs. Winmark Enterprises, Inc.s' actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed below and elsewhere in this annual report, particularly in the section entitled "Risk Factors".

Overview
--------

From the date of Winmark Enterprises, Inc.s' incorporation on March 8, 2001 until April 30, 2003, the company has been a development-stage company with minimal revenues. Winmark Enterprises, Inc.s' operating activities during this period consisted primarily of conducting research and developing its websites to provide adult entertainment to its customers. Winmark Enterprises, Inc. currently provides its products and services through three adult websites: www.insidedesire.com, www.insidehardcore.com and www.insideasians.com. To date,
--------------------   ----------------------     --------------------
there have been minimal revenues realized from Winmark Enterprises, Inc.s' business operations.

Winmark Enterprises, Inc. has received a going concern opinion from its auditors because it has not generated any significant revenues. Winmark Enterprises, Inc.s' working capital deficit is $64,975 as of April 30, 2003.

On January 2, 2003, Winmark Enterprises, Inc. arranged a $100,000 credit facility which is non interest bearing, unsecured and due on demand, which management feels will fund operations through to the end of October 31, 2003. Winmark Enterprises, Inc. anticipates that it will have to raise additional cash of a minimum of $25,000 no later than October 31, 2003, to provide it with approximately $25,000 in working capital to continue normal operations.

Winmark Enterprises, Inc. plans to raise the capital required to meet these immediate short-term needs, and additional capital required to meet the balance of its estimated funding requirements for the twelve months, primarily through the private placement of Winmark Enterprises, Inc.s' securities.

Due to the uncertainty of Winmark Enterprises, Inc.s' ability to meet current operating and capital expenses, in their report on the annual financial statements for the year ended July 31, 2002, Winmark Enterprises, Inc.s' independent chartered accountants included an explanatory paragraph regarding concerns about its ability to continue as a going concern in their audit report.

Results of operations
---------------------

The discussion set forth below relating to results of operations pertaining to the comparison of the fiscal year ended July 31, 2002 to the period from March 8, 2001 (incorporation) to July 31, 2001, and to the comparison of the nine month period ended April 30, 2003 to the nine month period ended April 30, 2002.

REVENUE:

Total revenue for Winmark Enterprises, Inc. was $1,027 for the fiscal year ended July 31, 2002, as compared to Nil for the period from March 8, 2001 (incorporation) to July 31, 2001. For the nine months ended April 30, 2003, Winmark Enterprises, Inc. generated revenue in the amount of $941, as compared to $Nil for the nine month period ended April 30, 2002. During the fiscal year ended July 31, 2002, Winmark Enterprises, Inc. completed construction of three websites: www.insidedesire.com, www.insidehardcore.com and www.insideasians.com
          --------------------   ----------------------     --------------------
and started marketing programs to drive traffic to its websites. Winmark Enterprises, Inc. continued to employ iBill as the credit card and 1-900 number processing company and had no difficulties with respect to membership revenue collection. In the nine month period ended April 30, 2003, Winmark Enterprises, Inc. continued to develop two other websites: www.insidestuds.com and
                                                       -------------------
www.insideteengirls.com.
------------------------

All memberships which are purchased through Winmark Enterprises, Inc.s' sites are done through a single account with Winmark Enterprises, Inc.s' third party billing management company. Because Winmark Enterprises, Inc.s' membership system has not yet been updated to allow the company to determine which web site a member has come through to purchase a membership, Winmark Enterprises, Inc. is unable to judge the relative success of each of its websites and cannot ascertain when each of the websites began generating revenue. Total revenues from Winmark Enterprises, Inc.s' websites has increased from Nil for the nine months ended April 30, 2002 to $941 for the nine months ended April 30, 2003 and Nil to $1,968 since inception on March 8, 2001. Winmark Enterprises, Inc. intends to update its membership system to allow for tracking of revenue by site by the end of this calendar year. All of Winmark Enterprises, Inc.s' revenue is currently derived by memberships purchased to access content on its web sites. Winmark Enterprises, Inc. has the ability to sell advertising on its sites. Management is currently focused on marketing Winmark Enterprises, Inc.s' sites to end users and will re-evaluate on a quarterly basis whether marketing effort should be expended on selling advertising space.

EXPENSES:

Because Winmark Enterprises, Inc. has not recognized significant revenues to date, its has not allocated any significant amounts to cost of revenues. Once Winmark Enterprises, Inc.s' revenues increase, cost of revenues will primarily consist of costs associated with marketing, customer service activities, and server and network operations, and to a lesser extent, membership fees and payment processing charges, Internet connection charges, depreciation of server and network equipment and allocation of overhead.

Consulting fees and wages have been the largest expenses for Winmark Enterprises, Inc.. Winmark Enterprises, Inc.s' consulting wages for the fiscal year ended July 31, 2002 was $66,119, compared to $9,000 for the period from March 8, 2001 (incorporation) to July 31, 2001. Winmark Enterprises, Inc.s' consulting fees and wages were $43,091 in the nine month period ended April 30, 2003, compared to $50,695 for the nine month period ended April 30, 2002, representing a change of (15%). The increase in costs for the comparative year end periods ended July 31 is attributable to both the 2001 costs covering only a partial year period and Winmark Enterprises, Inc.s' engagement of a full time president during fiscal year 2002. The decrease in expenses for the comparative nine month periods is attributable to a decrease in wage expenses for the president. Winmark Enterprises, Inc. anticipates that its consulting fees and wages for the fiscal year ending July 31, 2003 will remain at the same level as last fiscal year as the company retains the same consultants to assist it when necessary to identify affiliate relationships, develop and host web sites that are in line with the changing demands of consumers and adult website operators seeking to maximize the value of their exit traffic, locate and evaluate potential acquisition of other websites, content, or competing businesses. Winmark Enterprises, Inc. estimate that its consulting fees and wages for the fiscal year ending July 31, 2003 will be approximately $65,000.

Winmark Enterprises, Inc.s' legal and organizational expense for the fiscal year ended July 31, 2002 was $11,266, as compared to $3,929 for period from March 8, 2001 (incorporation) to July 31, 2001, representing a change of 188%. Winmark Enterprises, Inc.s' legal and organizational expenses were $7,107 in the nine month period ended April 30, 2003, as compared to $9,629 for the nine month period ended April 30, 2002, representing a change of (26%). The increase in costs for the comparative year end periods ended July 31 is attributable to both the 2001 costs covering only a partial year period and legal expenses during fiscal year 2002 related to the completion of legal work relating to operational matters. The decrease in expenses for the comparative nine month periods is attributable to the bulk of the legal work related to operational matters being completed during fiscal 2002.

Winmark Enterprises, Inc.s' accounting and audit expense for the fiscal period ended July 31, 2002 was $1,000, as compared to $Nil for the period from March 8, 2001 (incorporation) to July 31, 2001. Winmark Enterprises, Inc.s' accounting and audit expense was $2,516 in the nine month period ended April 30, 2003, as compared to $Nil for the nine month period ended April 30, 2002. These increases in accounting and audit expenses are attributable to the upgrading of its accounting system and its audit reporting responsibilities required per SEC registration requirements. Winmark Enterprises, Inc. anticipate that its audit expenses will increase significantly in the future because it anticipates it will become a reporting company and accordingly will be required to file the requisite quarterly and annual reports with the Securities and Exchange Commission. Winmark Enterprises, Inc. estimates that its annual audit and accounting fees for the fiscal year ending July 31, 2003 will be approximately $7,000.

Winmark Enterprises, Inc.s' office and telephone and promotion expense for the fiscal year ended July 31, 2002 were $4,202 and $6,468, compared with $85 and $72 respectively for the period from March 3, 2001 (incorporation) to July 31, 2001. Winmark Enterprises, Inc.s' office and telephone and promotion expense were $3,741 and $2,428 in the nine month period ended April 30, 2003, compared with $3,724 and $6,468 for the nine month period ended April 30, 2002. The increase in promotion expenses are related to Winmark Enterprises, Inc.s' marketing efforts to raise awareness of its products, while the changes in office and telephone expenses are attributable to the natural growth of its corporate activities. Winmark Enterprises, Inc. anticipates that its promotion expense will decrease in the fiscal year ending July 31, 2003 because it does not have any plan to attend trade shows to promote itself. Winmark Enterprises, Inc. estimate that its office and telephone and promotion expenses for the fiscal year ending July 31, 2003 will be approximately $5,000 and $9,000 respectively.

Winmark Enterprises, Inc. account for amortization of its website development costs as a separate line item in its income statement and for the fiscal year ended July 31, 2002, these costs were $1,500, as compared to $Nil for the period from March 8, 2001 (incorporation) to July 31, 2001. Winmark Enterprises, Inc.s' website development costs were $1,500 in the nine month period ended April 30, 2003, as compared to $1,000 for the nine month period ended April 30, 2002. These expenses are amortized as to $500 per quarter, as shown by the period over period increase. Winmark Enterprises, Inc. anticipates that its website costs will increase in the fiscal year ending July 31, 2003. Winmark Enterprises, Inc. estimates that its web site costs will be approximately $2,000 for the fiscal year ending July 31, 2003.

Winmark Enterprises, Inc.s' stock-based compensation expense for the fiscal year ended July 31, 2002 was $26,288, compared with $13,486 for the period from March 3, 2001 (incorporation) to July 31, 2001, representing an increase of 95%. Winmark Enterprises, Inc.s' stock-based compensation expense was $4,633 for the nine month period ended April 30, 2003, compared with $22,487 for the nine month period ended April 30, 2002, representing a decrease of (79)%. The increase and decrease in these expenses for the respective comparative year end and nine month periods are related to timing of the incurrence of expenses by Growth Mergers, the parent company of Winmark, for the use of independent consultants who received stock compensation in return for developing operations of Winmark Enterprises, Inc.. On December 4, 2002, $44,767 owing to Growth Mergers for stock-based compensation paid to independent consultants on behalf of Winmark Enterprises, Inc. was forgiven by Growth Mergers. Winmark Enterprises, Inc. anticipate stock-based compensation expense for fiscal year ending July 31, 2003 will total the current balance of $4,633 because Winmark Enterprises, Inc. is now operating as an entity independent of its parent.

Winmark Enterprises, Inc. had a loss of $69,432 in the nine month period ended April 30, 2003, as compared to a loss of $94,003 for the nine month period ended April 30, 2002, representing an improvement of (25%). Winmark Enterprises, Inc.s' loss for the fiscal year ended July 31, 2002 was $115,970 (restated), as compared to the loss of $26,932 (restated) for the period from March 8, 2001 (incorporation) to July 31, 2001, representing a negative change of (334%). The decrease of Winmark Enterprises, Inc.s' net loss for the comparative nine month periods is attributable to both a decrease in its stock-based compensation and promotional expenses over the comparative periods. The increases in Winmark Enterprises, Inc.s' losses for the comparative year end periods were attributed to the costs incurred to set up its corporate structure, payment of consulting fees to the president and others, promotion of Winmark Enterprises, Inc. to those knowledgeable in the adult entertainment industry and development of its websites.

Liquidity and Capital Resources
-------------------------------

For the nine month period ended April 30, 2003, cash used by operating activities was $49,816, which was primarily associated with consulting wages of $43,091, legal and organizational expenses of $7,107 and office and telephone expenses of $3,741

For the nine month period ended April 30, 2002, cash used by operating activities was $68,382, which was primarily associated with consulting wages of $50,695, legal and organizational expenses of $9,629, promotional expenses of $6,468 and office and telephone expenses of $3,724.

Winmark Enterprises, Inc.s' operating activities used cash resources of approximately $13,001 from March 8, 2001 (incorporation) to the period ending July 31, 2001 and $85,957 for the twelve months ended July 31, 2002. Winmark Enterprises, Inc.s' negative operating cash flow resulted principally from the net losses that it has incurred during the start-up period as funds were used to establish Winmark Enterprises, Inc. and to pay the consulting fees to Mr. Winston Barta for negotiating a proposed acquisition (Street Light Productions Ltd.). That acquisition did not take place. Winmark Enterprises, Inc. has also incurred professional fees to maintain the financial books and records, legal fees related to corporate securities compliance matters and promotional expenses to promote while looking for acquisition targets.

Cash provided by financing activities was $45,244 for the nine month period ended April 30, 2003 as compared to $36,533 for the nine month period ended April 30, 2002. In 2003, advances were received from the President of Winmark Enterprises, Inc. and Express Enterprises Ltd., a company controlled by the President of Winmark Enterprises, Inc.. In 2002, advances were received from the President of Winmark Enterprises, Inc. and Growth Mergers, Inc., Winmark Enterprises, Inc.s' parent company. Winmark Enterprises, Inc.s' President and Express Enterprises Ltd., a company controlled by Winmark Enterprises, Inc.s'
President, are under no legal obligation to fund Winmark Enterprises, Inc.s' operations.

Cash provided by financing activities was $58,636 for the fiscal year ended July 31, 2002, as compared to $50,010 for the period from March 8, 2001 (incorporation) to July 31, 2001. Advances were received from the President of Winmark Enterprises, Inc. and Growth Mergers, Inc., Winmark Enterprises, Inc.s' parent company.

Cash used for investing activities was $Nil for the nine month period ended April 30, 2003, as compared to $5,028 for the nine month period ended April 30, 2002. Cash used for investing activities for the nine month period ended April 30, 2002 was for the development of a web site and purchase of computer equipment.

Cash used for investing activities was $5,028 for the fiscal year ended July 31, 2002, as compared to Nil for the period from March 8, 2001 (incorporation) to July 31, 2001. Cash used for investing activities for the fiscal year ended July 31, 2002 of $4,000 was used for the development of a web site and $1,028 for the purchase of computer equipment.

At April 30, 2003 Winmark Enterprises, Inc. had cash and cash equivalents of $88 and accounts payable of $12,329 compared with cash of $4,660 and accounts payable of $1,324 as at July 31, 2002. Changes in both these balance sheet items are attributable to the normal cash requirements of Winmark Enterprises, Inc. as it has grown. The cash and cash equivalents will not fund Winmark Enterprises, Inc.s' operations for the next 12 months.

Winmark Enterprises, Inc. has entered into a loan agreement with Express Enterprises Ltd. on January 2, 2003 that provides the company a credit facility of $100,000 to be used by Winmark Enterprises, Inc. as it deems appropriate. The loan agreement is a demand loan, that is unsecured and non-interest bearing. As at the date of this filing, Winmark Enterprises, Inc. has drawn $49,800 from this loan.

In addition, if cash generated from operations is insufficient to meet Winmark Enterprises, Inc.s' long-term liquidity needs, Winmark Enterprises, Inc. may need to raise additional funds or seek other financing arrangements. Additional funding may not be available on favourable terms or at all. In addition, although there are no present understandings, commitments, or agreements with respect to any acquisition of other businesses, products or technologies, Winmark Enterprises, Inc. may, from time to time, evaluate potential acquisitions of other businesses, products and technologies to enhance its Internet adult entertainment presence. In order to consummate potential acquisitions, Winmark Enterprises, Inc. may issue additional securities or need additional equity or debt financing and any such financing may be dilutive to existing investors.

Critical Accounting Policies
----------------------------

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Areas where significant estimates have been applied include the valuation of assets and revenue recognition. Actual results could differ from those estimates.

The methods, estimates, and judgments Winmark Enterprises, Inc. use in applying its most critical accounting policies have a significant impact on the results that Winmark Enterprises, Inc. reports in its financial statements. The SEC considers an entity's most critical accounting policies to be those policies that are both most important to the portrayal of a company's financial condition and results of operations, and those that require management's most difficult, subjective or complex judgments, often as a result of the need to make estimates about matters that are inherently uncertain at the time of estimation. Winmark Enterprises, Inc. believes the following critical accounting policies, among others, require significant judgments and estimates used in the preparation of its financial statements:

o Long-lived assets are amortized over their estimated useful lives. The carrying values of long-lived assets are reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment.
o Revenue is recognized after the service has been performed and no further performance obligations exist.

Recent Accounting Pronouncements
--------------------------------

The following is disclosure regarding recent accounting pronouncements and their effect or potential effect on Winmark Enterprises, Inc.'s financial statements.

December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," which amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 expands the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition provisions of SFAS No. 148 are effective for fiscal years ended after December 15, 2002. The transition provisions do not currently have an impact on Winmark Enterprises, Inc.'s consolidated financial position and results of operations as Winmark Enterprises, Inc. has no stock-based employee compensation. The disclosure provisions of SFAS No. 148 are effective for financial statements for interim periods beginning after December 15, 2002. Winmark Enterprises, Inc. will adopt the disclosure requirements of SFAS No. 148 if stock-based compensation is awarded to employees.

In June, 2002, FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Winmark Enterprises, Inc. adopted SFAS No. 146 on January 1, 2003. There is no effect, with the adoption of this standard, on Winmark Enterprises, Inc.'s results of operations and financial position.

FASB has also issued SFAS No. 145, 147, 149 and 150 but they will not have any relationship to the operations of Winmark Enterprises, Inc. therefore a description of each and their respective impact on Winmark Enterprises, Inc.'s operations have not been disclosed.

Plan of Operation
-----------------

During next twelve months, Winmark Enterprises, Inc. intends to continue developing and marketing its network of websites. Winmark Enterprises, Inc. currently has three websites that are operational: www.insidedesire.com,
                                                           --------------------

www.insidehardcore.com  and  www.insideasians.com.   Winmark  Enterprises,  Inc.
----------------------       --------------------
currently owns two other URLs, www.insidestuds.com; and www.insideteengirls.com,
                               -------------------      -----------------------
for which Winmark Enterprises, Inc. has websites under development.

Winmark Enterprises, Inc. anticipates that these websites will generate revenue primarily through membership fees and referral fees from exit traffic. Winmark Enterprises, Inc. is engaging in numerous proven Internet adult marketing techniques such as the distribution of content through free websites, search engine registration, emailing and posting in news groups. For the most part, these are free or low cost marketing techniques, in which Winmark Enterprises, Inc.s' employees have significant expertise. Winmark Enterprises, Inc. currently has one full time employee and three part time employees working on the development and marketing of its websites.

Winmark Enterprises, Inc. has retained Teleteria Inc. to provide it with a turnkey system and to provide content and hosting services. Teleteria Inc. is committed to provide website content and hosting services for $675 per quarter. Winmark Enterprises, Inc. is not under a long term contract with Teleteria Inc. and can cancel its subscription to their services with 90 days notice. Teleteria Inc. is an independent contractor to Winmark Enterprises, Inc. and operates at arms length. Winmark Enterprises, Inc. anticipate that its website content and hosting costs will remain the same if it terminated the Teleteria contract because of the availability of similar providers at comparable costs. Winmark Enterprises, Inc.s' management's informal research indicates that Teleteria is a well-respected firm within the industry and has been in business for over 4 years. Management is confident that Teleteria will be able to meet its obligations for the foreseeable future.

Winmark Enterprises, Inc. expects that each website will cost an average of $300 per month to operate. Winmark Enterprises, Inc. intends to set its membership fees on an average of $27.95 per month, of which Winmark Enterprises, Inc. will receive $23.75 after 15% of iBill processing fee. Winmark Enterprises, Inc. estimates referral fees will be an average of $40 per signup referred. Based on these estimated figures, each website will only need 15 members to cover its own operating costs. Winmark Enterprises, Inc. believes that with its marketing experience and the quality of its websites that it will be able to achieve the 15 members required for each website to cover their respective operating costs as well as to generate additional revenues to cover other monthly expenditures for an approximate total of $7,625 per month (i.e. the sum of estimated audit fees of $416 per month, estimated bank charges of $42 per month, estimated consulting fees of $5,417 per month, estimated professional fees of $16,666 per month and estimated promotion fees of $83 per month).

Attracting and retaining members as well as directing qualified referral traffic to other websites that pay commissions on sign-ups referred are the key elements for Winmark Enterprises, Inc. to achieve in order to continue as a going concern. Winmark Enterprises, Inc.s' management's informal research shows that both the Internet usage in its key target market and the general acceptance of the adult entertainment medium continue to grow. Despite the highly competitive nature of this market, the market's continued growth, combined with Winmark Enterprises, Inc.s' marketing expertise in the area of online adult entertainment result in management's confidence in the company's ability to attract and retain qualified members as well as attract and direct qualified traffic to sites which pay referral fees.

If Winmark Enterprises, Inc. has six website fully operational, the Company estimates that 60 members per website plus 15 qualified referral signups for each website will generate gross revenue of approximately $12,150. Winmark Enterprises, Inc. believes at this level Winmark Enterprises, Inc. will be able to continue its business operations as a going concern. Based on Winmark

Enterprises, Inc.s' management's informal research, the company feels that it is realistic to achieve these membership levels in within one year.

Future Operations
-----------------

Presently, Winmark Enterprises, Inc.s' revenues are not sufficient to meet operating and capital expenses and it has incurred operating losses since inception which are likely to continue for the foreseeable future. Management projects that Winmark Enterprises, Inc. will require an additional $103,000 to $124,000 to fund ongoing operating expenses and working capital requirements for the next twelve months, broken down as follows:


            Estimated Funding Required During the Next Twelve Months
            --------------------------------------------------------

         Operating expenses
              Accounting & Audit                      $  7,000   -   $  9,000
              Consulting Wages                        $ 60,000   -   $ 65,000
              Legal & Organizational                  $ 15,000   -   $ 20,000
              Office & Telephone                      $  3,000   -   $  5,000

         Capital Expenditures                         $  3,000   -   $  5,000

         Working capital                              $ 15,000   -   $ 20,000
                                                   --------------------------

         Total                                        $103,000   -   $124,000
                                                   ==========================

There is substantial doubt about Winmark Enterprises, Inc.s' ability to continue as a going concern as the continuation of its business is dependent upon obtaining further financing, successful and sufficient market acceptance of its current products and any new products that Winmark Enterprises, Inc. may introduce, the continuing successful development of its products and related technologies, and, finally, achieving a profitable level of operations. The issuance of additional equity securities by Winmark Enterprises, Inc. could result in a significant dilution in the equity interests of Winmark Enterprises, Inc.s' current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase Winmark Enterprises, Inc.s' liabilities and future cash commitments.

There are no assurances that Winmark Enterprises, Inc. will be able to obtain further funds required for continued operations. Winmark Enterprises, Inc. is pursuing various financing alternatives to meet immediate and long-term financial requirements. There can be no assurance that additional financing will be available to Winmark Enterprises, Inc. when needed or, if available, that it can be obtained on commercially reasonable terms. If Winmark Enterprises, Inc. is not able to obtain the additional financing on a timely basis, it will be forced to scale down or perhaps even cease the operation of its business.

Description of Property
-----------------------

Winmark Enterprises, Inc.s' executive and head offices are located at 1901 - 1188 Quebec Street, Vancouver, British Columbia, Canada V6A 4B3. These facilities are provided to the company at no charge by Winmark Enterprises, Inc.s' President, Winston Barta, and are located in his residence. Winmark Enterprises, Inc. believes that this facility is adequate for its immediate and foreseeable requirements. If Winmark Enterprises, Inc. requires additional space in the future it will attempt to acquire such premises on commercially reasonable terms.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

The following table sets forth certain information with respect to the beneficial ownership of Winmark Enterprises, Inc.s' common stock before the effectiveness of the spin off of Winmark Enterprises, Inc.s' common stock by Growth Mergers, Inc.

     =======================================================================================

        Name and Address of Beneficial         Amount and Nature of           Percentage
                     Owner                    Beneficial Ownership(1)         of Class(1)
     ------------------------------------   ---------------------------    -----------------

     Growth Mergers, Inc.(1)                  11,673,500 common shares            100%
     6075 South Eastern Ave.
     Suite 1
     Las Vegas, NV 89119-3146
     =======================================================================================

(1) Based on 11,673,500 shares of common stock issued and outstanding as of March 1, 2003. Except as otherwise indicated, Winmark Enterprises, Inc. believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to the beneficial ownership of Winmark Enterprises, Inc.s' common stock by each stockholder known by us to be the beneficial owner of more than five percent
(5%) of Winmark Enterprises, Inc.s' common stock and by each of Winmark Enterprises, Inc.s' current directors and executive officers upon the completion of the spin off of Winmark Enterprises, Inc.s' common stock by Growth Mergers, Inc. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

     =============================================================================================

           Name and Address of Beneficial             Amount and Nature of          Percentage
                        Owner                        Beneficial Ownership(1)        of Class(1)
     -------------------------------------------   ---------------------------   -----------------

     Winston Barta(2)                                 5,000,000 common shares           42.8%
     1901 - 1188 Quebec Street
     Vancouver, British Columbia

     Dan MacMullin(3)
     Suite 4 Temple Building,                         5,000,000 common shares           42.8%
     Prince William and Main Street,
     Box 822
     Charlestown,
     Federation of St. Kitts & Nevis
     West Indies

     Rob Fuller
     5260 Fillinger Cres                               750,000  Common Shares           6.26%
     Nanaimo, B.C.
     Canada V9V 1H7

     Chad DeGroot                                        10,000 common shares
     #2 - 415 Dunedin St.                                                                 *
     Victoria, BC
     Canada  V8T 5G8

     Roger Williams
     1102-1323 Homer street                              10,000 common shares             *
     Vancouver, BC
     Canada  V6B 5T1

     Directors and Executive Officers as a Group      5,020,000 common shares             43%
     =============================================================================================

(2) These shares are owned by Express Enterprises Ltd., a Nevis corporation that is 100% owned by Winston Barta.

                                       21


(3) All of the issued and outstanding shares of IFG Investments Services Inc. are owned by IFG Trust Services Inc., which in turn is owned by International Financial Group Inc., a foreign reporting public company. Mr. Dan MacMullin, Senior Vice President, International Financial Group Inc. beneficially owns 99% of International Financial Group, Inc.

*    Less than 1%

Changes in Control
------------------

Since Winmark Enterprises, Inc.s' incorporation on March 8, 2001, the company has been a wholly owned subsidiary of Growth Mergers, Inc. On December 4, 2002, the shareholders of Growth Mergers, Inc. adopted, by way of written consents, a resolution to distribute Winmark Enterprises, Inc.s' common stock to the shareholders of Growth Mergers, Inc. as a dividend on a pro rata basis. This spin off of Winmark Enterprises, Inc.s' common stock will be effective 20 days after Growth Mergers, Inc. files a definitive information statement. On December 19, 2002, Growth Mergers, Inc. filed a preliminary information statement. Upon the completion of the spin off of Winmark Enterprises, Inc.s' common stock, Winmark Enterprises, Inc. will no longer be a wholly owned subsidiary of Growth Mergers, Inc. As part of the spin off, there will be a change in control of Winmark Enterprises, Inc.. The persons listed in the table above (including Winston Barta and Dan MacMullin) will become the controlling shareholders of Winmark Enterprises, Inc.

Directors, Executive Officers, Promoters and Control Persons
------------------------------------------------------------

All directors of Winmark Enterprises, Inc. hold office until the next annual meeting of the shareholders or until their successors have been elected and qualified. The officers of Winmark Enterprises, Inc. are appointed by Winmark Enterprises, Inc.s' board of directors and hold office until their death, resignation or removal from office.

Winmark Enterprises, Inc.s' directors and executive officers, their ages, positions held, and duration as such, are as follows:


     =================================================================================================

     Name                Position Held with Winmark                       Age     Date First Elected
                         Enterprises, Inc.                                        or Appointed
     -----------------   --------------------------------------------   -------   --------------------

     Winston Barta       President, Chief Executive Officer,               32       March 2001
                         Secretary, Principal Financial Officer,
                         Principal Accounting Officer and Director

     Chad DeGroot        Manager Technology                                25       January 2003

     Roger Williams      Manager Human Resources                           28       January 2003
     ----------------------------- -------------------------------------------- ------------ ---------

Business Experience
-------------------

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee, indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Winston V. Barta
----------------

Winmark Enterprises, President, Secretary, Chief Executive Officer and Director, March 2001 to present
Growth Mergers, Inc., President and Director, February 2001 to January 2003 GlobalMedia.com, Founding Partner, Director & Vice President of Business Development, November 1996 to February 2001
Starnet Communications, Vice President of Marketing, July 1995 to July 1996

Mr. Barta has worked for several publicly traded Internet companies and was instrumental in both completing the public filings and securing financing for his two previous ventures, Growth Mergers, Inc., GMGE and Globalmedia.com, GLMC. As the third founding partner and Vice President of Business Development for Globalmedia.com, Mr. Barta was the lead on completing all initial public filings and road show financing presentations as well as managing major strategic relationships and two multi-million dollar acquisitions. Mr. Barta also served as a Director from the time of Winmark Enterprises, Inc.'s initial quotation on the OTC:BB through its advancement to a National Market listing. Prior to working with Globalmedia.com, Mr. Barta was Vice President of Marketing for
Starnet Communications, which specialized in online adult entertainment and marketing. While at Starnet, Mr. Barta was responsible for marketing and new business development for the online adult entertainment division as well as assisting in raising capital. Mr. Barta has a Bachelor of Commerce degree from Concordia University in Montreal, Quebec, Canada and a Masters of Business Administration from Simon Fraser University in Vancouver, British Columbia, Canada.

Chad DeGroot
------------

Winmark Enterprises, Manager of Technology, January 2003 to present
Growth Mergers, Inc., Manager of Technology, February 2001 to January 2003 Globalmedia.com, Director of Product Development, February 1999 to March 2001 Netspace Communications, Technical Operations Manager, July 1998 to February 1999
iNet Communications, Technical Operations Manager, January 1996 to July 1998

Mr. DeGroot is experienced at managing and growing technical operations from a start-up phase through to managing complex enterprise wide systems with multiple media components and data tracking systems. In his position as director of product development for Globalmedia.com, Mr. DeGroot oversaw development of an integrated broadcast, advertising and e-commerce network that won the prestigious Penguin Award at Comdex Fall 1999. Mr. DeGroot managed day-to-day operations of the technical department - including the network operations center, systems and software development, creative and research and development. He was responsible for ensuring product development met the needs and requirements of clients, sales, and Winmark Enterprises, Inc. direction and focus. He was the Lead Technical Architect for numerous products, with a focus on Unix solutions using Perl, Oracle 8i, Apache, Real Server, Sun and Linux. He was also the technical lead responsible for due diligence and integration of technology and systems for two major acquisitions.

Roger Williams
--------------

Winmark Enterprises, Manager Human Resources, January 2003 to present
Growth Mergers, Inc., Human Resources Manager, February 2001 to December 2002 Streetlight Productions, Human Resources Advisor, February 2001 to Present GlobalMedia.com, Senior Human Resources Generalist, May 1999 to February 2001 Victoria Inside Out, General Manager, September 1997 to May 1999
Clarion Hotel Grand Pacific, Concierge, September 1992 to April 1997.

Mr. Williams has received his certificate in Human Resources Management and Conflict Resolution and Mediation, from Camosun College in December of 2000.

For the past several years Mr. Williams has worked extensively in the human resources field. For Globalmedia.com Mr. Williams was responsible for offering customized streaming solutions for radio, and television. As a human resources generalist and technical recruiter, he built a team from 15 through to 120 people from all over the world. These teams included network engineers, system administrators, database developers/architects, software developers, web designers, web masters, project managers, office administration, finance, and director level positions. GlobalMedia.com's networking team was awarded the "Over All Best Solution" by Linux Journal at Comdex in Las Vegas in 2001. This experience and dedication to excellence has helped Mr. Williams to become a leader in Information technology and a resource for medium to small businesses in implementing information technology strategies for the corporate world.

Mr. Williams has worked extensively in the hospitality industry previous to his tenure with information technology firms. This experience has allowed him to meet many people from around the world and interact in an environment that demands interpersonal skills.

Committees of the Board
-----------------------

Winmark Enterprises, Inc. does not have an audit committee, nor does it have a compensation committee. Winmark Enterprises, Inc. anticipates forming these committees at Winmark Enterprises, Inc.s' next board of directors' meeting.

Family Relationships
--------------------

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings
----------------------------------------

None of Winmark Enterprises, Inc.s' directors, executive officers and control persons have been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Executive Compensation
----------------------

The following table summarizes the compensation of Winmark Enterprises, Inc.s' President and Chief Executive Officer during the last three complete fiscal years. No other officers or directors received annual compensation in excess of $100,000 during the last three complete fiscal years.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                                     Long Term              Pay-
                                              Annual Compensation                   Compensation            outs
                                      ------------------------------------   --------------------------   --------
                                                                             Securities
                                                                  Other        Under       Restricted
                                                                 Annual       Options/      Shares or       LTIP      All Other
   Name and Principal                                            Compen-       SAR's       Restricted       Pay-       Compen-
        Position             Year       Salary       Bonus       sation       Granted      Share Units      outs       sation
------------------------   --------   ----------   ---------   -----------   ----------   -------------   --------   -----------
Winston Barta,               2002       $54,000       Nil          Nil           Nil            Nil         Nil          Nil
President, CEO and
Secretary(1)

(1) Winmark Enterprises, Inc. currently has only one director, Winston Barta. Mr. Barta is also Winmark Enterprises, Inc.s' Chief Executive Officer, President, Secretary, Principal Financial Officer and Principal Accounting Officer.

Employment/Consulting Agreements
--------------------------------

Pursuant to an oral agreement, Winmark Enterprises, Inc. pay Winston Barta $4,500 per month for his role as the Chief Executive Officer, President, Secretary, Principal Financial Officer and Principal Accounting Officer of Winmark Enterprises, Inc..

Stock Options/SAR Grants
------------------------

There were no grants of stock options or stock appreciation rights made during the fiscal year ended July 31, 2002 to Winmark Enterprises, Inc.s' executive officers and directors. There were no stock options outstanding as at July 31, 2002.

Long-Term Incentive Plans
-------------------------

There are no arrangements or plans in which Winmark Enterprises, Inc. provides pension, retirement or similar benefits for directors or executive officers.

Winmark   Enterprises,   Inc.  has  no  plans  or  arrangements  in  respect  of
remuneration received or that may be received by its executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Directors Compensation
----------------------

Directors may be paid their expenses for attending each meeting of the directors and may be paid a fixed sum for attendance at each meeting of the directors or a stated salary as directors. Currently, Winmark Enterprises, Inc. does not pay its director a fixed sum for attending each meeting of the director or a stated salary as a director.

Winmark Enterprises, Inc. intends to do one, or a combination of the following, to compensate employees, officers and directors so that they are retained and so that Winmark Enterprises, Inc. can attract qualified personnel.

     o Develop a stock option plan and have Winmark Enterprises, Inc.s' employees, officers and directors opt into the plan at their choosing; and/or
     o Issue shares to Winmark Enterprises, Inc.s' employees, officers and directors.

Certain Relationships and Related Transactions
----------------------------------------------

Winmark Enterprises, Inc. intends that any transactions between Winmark Enterprises, Inc. and its officers, directors, principal stockholders, affiliates or advisors will be on terms no less favorable to the company than those reasonably obtainable from third parties.

Winmark Enterprises, Inc. was initially capitalized via loans from Growth Mergers, Inc. the sole shareholder in Winmark Enterprises, Inc.. On November 30, 2002, Winmark Enterprises, Inc. converted the loans from Growth Mergers, Inc. in the amount of $117,000 into 11,673,400 shares of Winmark Enterprises, Inc.s' common stock. On December 4, 2002, the shareholders of Growth Mergers, Inc. adopted, by way of written consents, a resolution to distribute as a dividend the shares of Winmark Enterprises, Inc.s' common stock to the shareholders of Growth Mergers, Inc. on a pro rata basis. The spin off of the shares of Winmark Enterprises, Inc.s' common stock will be effective 20 days after Growth Mergers, Inc. files a definitive information statement. Winmark Enterprises, Inc. is currently capitalized via loans from Express Enterprises Ltd., a company wholly owned by Winmark Enterprises, Inc.s' President, Winston Barta. Winmark Enterprises, Inc. has a demand loan in place with Express Enterprises Ltd. up to $100,000. To date Winmark Enterprises, Inc. has borrowed $49,800. This loan is non-interest bearing with no specific terms of repayment.

During the formation of Winmark Enterprises, Inc., its parent company, Growth Mergers, also paid independent consultants in the form of stock compensation in return for developing operations of Winmark Enterprises, Inc.. On December 4, 2002, $44,767 owing to Growth Mergers for stock-based compensation paid to independent consultants on behalf of Winmark Enterprises, Inc. was forgiven by Growth Mergers.

Description of Securities
-------------------------

Winmark Enterprises, Inc.s' authorized capital stock consists of 25,000,000 shares of common stock, having a par value of $0.001 per share. As of June 20, 2003, there were issued and outstanding 11,673,500 shares of common stock issued and outstanding and Growth Mergers, Inc. is Winmark Enterprises, Inc.s' only stockholder of record. All outstanding shares of Winmark Enterprises, Inc.s' common stock are fully paid and non-assessable. Holders of Winmark Enterprises, Inc.s' common stock are entitled to one vote per share on each matter submitted to vote at any meeting of shareholders. Holders of a majority of the outstanding shares of common stock will be able to elect the entire board of directors, if they choose to do so, in which event the holders of the remaining shares will be unable to elect directors. There is currently one (1) member on Winmark Enterprises, Inc.s' board of directors. Winmark Enterprises, Inc.s' By-Laws provide that the number of directors shall be not less than one (1) and no more than five (5). The common stock has no preemptive or other subscription rights, has no conversion, redemption or retraction rights. Holders of shares of Winmark Enterprises, Inc.s' common stock are also entitled todividends in such amounts as may be determined in the absolute discretion of Winmark Enterprises, Inc.s' board of directors from time to time. Holders of shares of Winmark Enterprises, Inc.s' common stock are also entitled to receive pro rata Winmark Enterprises, Inc.s' net assets in the event of liquidation, dissolution or winding-up or other distribution of assets among Winmark Enterprises, Inc.s' shareholders.

Market Price of and  Dividends  on the  Registrant's  Common  Equity and Related
--------------------------------------------------------------------------------
Stockholder Matters
-------------------

Currently there is no established public trading market for Winmark Enterprises, Inc.s' common stock. Winmark Enterprises, Inc. do not have any common stock subject to outstanding options or warrants and there are no securities outstanding that are convertible into Winmark Enterprises, Inc.s' common stock. There are no shares of common stock that could be sold pursuant to Rule 144 under the Securities Act. There is currently only one holder of record of Winmark Enterprises, Inc.s' common stock, namely Growth Mergers, Inc. Upon the completion of the spin off of Winmark Enterprises, Inc.s' common stock by Growth Mergers, Inc., there will be 100 holders of record.

Winmark Enterprises, Inc. has not declared any dividends on its common stock since the inception of Winmark Enterprises, Inc. on March 8, 2001. There is no restriction in Winmark Enterprises, Inc.s' Articles of Incorporation and Bylaws that will limit its ability to pay dividends on its common stock. However, Winmark Enterprises, Inc. does not anticipate declaring and paying dividends to shareholders in the near future.

Shares of Winmark Enterprises, Inc.s' common stock are subject to rules adopted by the Securities and Exchange Commission that regulate broker-dealer practices in connection with transactions in "penny stocks". "Penny stock" is defined to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. If Winmark Enterprises, Inc. establish a trading market for Winmark Enterprises, Inc.s' common stock, Winmark Enterprises, Inc.s' common stock will most likely be covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and "accredited investors." The term "accredited investor" refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standarized risk disclosure document prepared by the broker-dealer which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade Winmark Enterprises, Inc.s' securities.

Winmark Enterprises, Inc. do not have any securities which are authorized for issuance pursuant to any equity compensation plans.

Legal Proceedings
-----------------

Winmark Enterprises, Inc. is not aware of any material legal proceedings against us. Winmark Enterprises, Inc. may be involved, from time to time, in various legal proceedings and claims incident to the normal conduct of Winmark Enterprises, Inc.s' business.

Recent Sales of Unregistered Securities
---------------------------------------

Securities issued and sold: Winmark Enterprises, Inc. was first incorporated on March 8, 2001 as a wholly owned subsidiary of Growth Mergers, Inc. Growth Mergers, Inc. first subscribed for 100 shares of Winmark Enterprises, Inc.s' common stock for consideration of $1.00 per share on March 20, 2001. On November 30, 2002, Winmark Enterprises, Inc. issued 11,673,400 shares of its common stock to Growth Mergers, Inc. in full payment and satisfaction of loans then owed to Growth Mergers, Inc. in the amount of $117,000.00. Both of these issuances were conducted relying on Section 4(2) of the Securities Act of 1933.

On December 4, 2002, the shareholders of Growth Mergers, Inc. adopted by way of written consents, a resolution to distribute shares of Winmark Enterprises, Inc.s' common stock by way of a dividend to the shareholders of Growth Mergers, Inc. on a pro rata basis. Neither Growth Mergers, Inc. nor Winmark Enterprises, Inc. will receive any consideration for the distribution of the shares of Winmark Enterprises, Inc.s' common stock to the shareholders of Growth Mergers, Inc. Accordingly, the distribution of the shares of Winmark Enterprises, Inc.s' common stock is not a sale of securities and does not require registration under the Securities Act of 1933. The distribution of the shares of Winmark Enterprises, Inc.s' common stock will be effective 20 days after the filing of a definitive information statement by Growth Mergers, Inc.

Indemnification of Directors and Officers
-----------------------------------------

Winmark Enterprises, Inc.s' Articles of Incorporation provide that no director or officer of Winmark Enterprises, Inc. shall be personally liable to the company or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer, provided however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omissions which involve violation of criminal law or the payment of distributions in violation of N.R.S.
78.300. Any repeal or modification of Winmark Enterprises, Inc.s' Articles of Incorporation relating to this indemnification shall be prospective only and shall not adversely affect any limitation on personal liability of any of Winmark Enterprises, Inc.s' directors or officers for acts or omissions prior to such repeal or modification.

Winmark Enterprises, Inc.s' Bylaws provide that, to the maximum extent permitted by Nevada Law, Winmark Enterprises, Inc. has the power to indemnify each of its agents (which include Winmark Enterprises, Inc.s' directors, officers, employees and agents) against expenses and shall have the power to advance to each such agent expenses incurred in defending any such proceeding to the maximum extent permitted by that law.

DISSENTERS RIGHTS
-----------------

Under Nevada law, holders of our Common Stock are not entitled to dissenter's rights of appraisal with respect to the distribution of the Spin-off Shares by way of a dividend.

FINANCIAL AND OTHER INFORMATION
-------------------------------

Winmark Enterprises Inc.'s financial statements for the period ending April 30, 2003 are attached. For more detailed information on the distribution of the Spin-off Shares by way of a dividend and our corporation, including financial statements, you may refer to our Form 10-KSB and Form 10-QSB, filed with the SEC. Copies of these documents were mailed to all stockholders of our corporation. Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling our office at (604) 647-2225.

Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto authorized.

August 8, 2003

Growth Mergers, Inc.



By: /s/ John Wells
   --------------------------------------
     John Wells
     Director and Chief Financial Officer



By: /s/ David A. Hite
   --------------------------------------
     David A. Hite
     Director and Secretary

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)



                                      Index
                                      -----


Independent Auditors' Report..............................................F-1

Balance Sheets............................................................F-2

Statements of Operations..................................................F-3

Statements of Cash Flows..................................................F-4

Statement of Stockholders' Deficit........................................F-5

Notes to the Financial Statements.........................................F-6

                                     [LOGO]


M A N N I N G    E L L I O T T            | 11th floor, 1050 West Pender Street,
                                          | Vancouver, BC, Canada V6E 3S7
                                          | Phone: 604.714.3600
                                          | Fax: 604.714.3669
C H A R T E R E D   A C C O U N T A N T S | Web: manningelliott.com


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors
of Winmark Enterprises, Inc. (formerly Adult Mergers, Inc.)
(A Development Stage Company)

We have audited the accompanying balance sheets of Winmark Enterprises, Inc. (formerly Adult Mergers, Inc.) (A Development Stage Company) as of July 31, 2002 and 2001 and the related statements of operations, stockholder's deficit and cash flows for the year ended July 31, 2002 and the period from March 8, 2001 (Date of Inception) to July 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of Winmark Enterprises, Inc. (formerly Adult Mergers, Inc.) (A Development Stage Company), as of July 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended July 31, 2002 and the period from March 8, 2001 (Date of Inception) to July 31, 2001, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated significant revenue or profitable operations since its inception and has a working capital deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ "Manning Elliott"

CHARTERED ACCOUNTANTS

Vancouver, Canada

October 23, 2002

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)
Balance Sheets
(expressed in U.S. dollars)
                                                                                   (Restated -         (Restated -
                                                                                     Note 8)             Note 8)
                                                                April 30,            July 31,            July 31,
                                                                   2003                2002                2001
                                                                    $                   $                   $
                                                               (unaudited)          (audited)           (audited)
---------------------------------------------------------------------------------------------------------------------

                                     ASSETS

Current Assets

  Cash                                                                   88               4,660              37,009
  Accounts receivable                                                   188                 168                   -
---------------------------------------------------------------------------------------------------------------------

Total Current Assets                                                    276               4,828              37,009

Property and Equipment (Note 3)                                         676                 874                   -

Website Development Costs (Note 4)                                    1,000               2,500                   -

Deferred Financing Costs (Note 5)                                    12,733                   -                   -
---------------------------------------------------------------------------------------------------------------------

Total Assets                                                         14,865               8,202              37,009
=====================================================================================================================


                      LIABILITIES AND STOCKHOLDER'S DEFICIT

Current Liabilities

  Accounts payable                                                   12,329               1,324                  85
  Accrued liabilities                                                 3,300               1,000                   -
  Due to related parties (Note 6)                                    49,622               3,645                   9
  Due to parent company (Note 7)                                          -             145,134              63,846
---------------------------------------------------------------------------------------------------------------------

Total Current Liabilities                                            65,251             151,103              63,940
---------------------------------------------------------------------------------------------------------------------

Stockholder's Deficit

Common Stock: 25,000,000 common shares authorized with a
par value of $0.001; 11,673,500, 100 and 100 shares issued
and outstandingrespectively (Note 7)                                 11,674                   1                   1

Additional Paid In Capital (Note 7)                                 150,094                   -                   -

Deficit Accumulated During the Development Stage                   (212,334)           (142,902)            (26,932)
---------------------------------------------------------------------------------------------------------------------

Total Stockholder's Deficit                                         (50,566)           (142,901)            (26,931)
---------------------------------------------------------------------------------------------------------------------

Total Liabilities and Stockholder's Deficit                          14,685               8,202              37,009
=====================================================================================================================

Contingent Liability (Note 1)







    The accompanying notes are an integral part of these financial statements

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)
Statements of Operations
(expressed in U.S. dollars)

                                                                                                                    (Restated -
                                                                                                  (Restated -         Note 8)
                                          Accumulated from                                          Note 8)       Accumulated from
                                            March 8, 2001                                           For the        March 8, 2001
                                         (Date of Inception)          Nine Months Ended            Year Ended    (Date of Inception)
                                            to April 30,                  April 30,                 July 31,        To July 31,
                                                2003                2003             2002             2002              2001
                                                  $                  $                $                 $                $
                                             (unaudited)                 (unaudited)               (audited)         (audited)
-----------------------------------------------------------------------------------------------------------------------------------

Revenue                                             1,968               941                -            1,027                  -
-----------------------------------------------------------------------------------------------------------------------------------

Expenses

  Accounting and audit                              3,516             2,516                -            1,000                  -
  Amortization of property and equipment              352               198                -              154                  -
  Amortization of website development costs         3,000             1,500            1,000            1,500                  -
  Consulting wages (Note 6)                       118,210            43,091           50,695           66,119              9,000
  Foreign exchange loss                               128               128                -                -                  -
  Legal and organizational                         22,302             7,107            9,629           11,266              3,929
  Office and telephone                              8,028             3,741            3,724            4,202                 85
  Promotion and trade shows                         8,968             2,428            6,468            6,468                 72
  Stock-based compensation (Note 7 and 8)          44,767             4,633           22,487           26,288             13,486
  Transfer agent and regulatory fees                3,541             3,541                -                -                  -
  Website                                           1,490             1,490                -                -                  -
-----------------------------------------------------------------------------------------------------------------------------------

Total Expenses                                    214,302            70,373           94,003          116,997             26,932
-----------------------------------------------------------------------------------------------------------------------------------

Net Loss for the Period (Note 8)                (212,334)           (69,432)         (94,003)        (115,970)           (26,932)
==================================================================================================================================

Net Loss Per Share                                                    (0.01)         (940.03)       (1,159.70)           (269.32)
==================================================================================================================================

Weighted Average Shares Outstanding                               6,485,000              100              100                100
==================================================================================================================================


(Diluted loss per share has not been presented as the result is anti-dilutive)















    The accompanying notes are an integral part of these financial statements

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)
Statements of Cash Flows
(expressed in U.S. dollars)

                                                                                                                    (Restated -
                                                                                                  (Restated -         Note 8)
                                             Accumulated from                                       Note 8)       Accumulated from
                                               March 8, 2001                                        For the        March 8, 2001
                                            (Date of Inception)       Nine Months Ended            Year Ended    (Date of Inception)
                                               to April 30,               April 30,                 July 31,        To July 31,
                                                   2003             2003             2002             2002              2001
                                                     $               $                $                 $                $
                                                (unaudited)              (unaudited)               (audited)         (audited)
-----------------------------------------------------------------------------------------------------------------------------------

Cash Flows To Operating Activities

  Net loss for the period (Note 8)                  (212,334)       (69,432)         (94,003)        (115,970)           (26,932)

  Adjustments to reconcile net loss to cash

    Amortization of property and equipment               352            198                -              154                  -
    Amortization of website development costs          3,000          1,500            1,000            1,500                  -
    Stock-based compensation                          44,767          4,633           22,487           26,288             13,846

  Changes in operating assets and liabilities

    Increase in accounts receivable                     (188)           (20)               -             (168)                 -
    Increase in accounts payable and accrued
     liabilities                                      15,629         13,305            2,134            2,239                85
-----------------------------------------------------------------------------------------------------------------------------------

Net Cash Used In Operating Activities               (148,774)       (49,816)         (68,382)         (85,957)          (13,001)
-----------------------------------------------------------------------------------------------------------------------------------

Cash Flows From Financing Activities

  Deferred financing costs                           (12,733)       (12,733)               -                -                  -
  Advances from related parties                       49,622         45,977           16,533            3,636                  9
  Advances from parent company                       117,000         12,000           30,000           55,000             50,000
  Common shares issued                                     1              -                -                -                  1
-----------------------------------------------------------------------------------------------------------------------------------

Net Cash Provided By Financing Activities            153,890         45,244           36,533           58,636             50,010
-----------------------------------------------------------------------------------------------------------------------------------

Cash Flows To Investing Activities

  Purchase of property and equipment                  (1,028)             -           (1,028)          (1,028)                 -
  Website development costs                           (4,000)             -           (4,000)          (4,000)                 -
-----------------------------------------------------------------------------------------------------------------------------------

Net Cash Used in Investing Activities                 (5,028)             -           (5,028)          (5,028)                 -
-----------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Cash                               88         (4,572)         (36,877)         (32,349)            37,009

Cash - Beginning of Period                                 -          4,660           37,009           37,009                 -
-----------------------------------------------------------------------------------------------------------------------------------

Cash - End of Period                                      88             88              132            4,660             37,009
===================================================================================================================================

Non-Cash Financing Activities

     11,673,400 shares were issued to the parent
     company to convert debt (Note 7)                117,000        117,000                -                -                  -
===================================================================================================================================

Supplemental Disclosures

  Interest paid                                            -              -                -                -                  -
  Income taxes paid                                        -              -                -                -                  -
===================================================================================================================================



    The accompanying notes are an integral part of these financial statements

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)
Statement of Stockholder's Deficit
From March 8, 2001 (Date of Inception) to April 30, 2003
(expressed in U.S. dollars)



                                                                                          Deficit
                                                                                        Accumulated
                                                     Common Stock          Additional   During the        Total
                                              --------------------------    Paid In     Development   Stockholder's
                                                 Shares        Amount       Capital        Stage         Deficit
                                                   #             $             $             $              $
-------------------------------------------------------------------------------------------------------------------

Balance - March 8, 2001 (Date of Inception)             -             -            -            -               -

Stock issued for cash at $0.01 per share              100             1            -            -               1

Net loss for the period (Restated -
 Note 8)                                                -             -            -      (26,932)        (26,932)
-------------------------------------------------------------------------------------------------------------------

Balance - July 31, 2001 (audited)                     100             1            -      (26,932)        (26,931)

Net loss for the year (Restated - Note 8)               -             -            -     (115,970)       (115,970)
-------------------------------------------------------------------------------------------------------------------

Balance - July 31, 2002 (audited)                     100             1            -     (142,902)       (142,901)

Stock issued to settle debt                    11,673,400        11,673      105,327            -         117,000

Forgiveness of debt (Note 7)                            -             -       44,767            -          44,767

Net loss for the period                                 -             -            -      (69,432)        (69,432)
-------------------------------------------------------------------------------------------------------------------

Balance - April 30, 2003 (unaudited)           11,673,500        11,674      150,094     (212,334)        (50,566)
===================================================================================================================























    The accompanying notes are an integral part of these financial statements

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)
Notes to the Financial Statements
(expressed in U.S. dollars)


1.   Nature of Operations and Continuance of Business

     The Company was incorporated in the State of Nevada on March 8, 2001. The Company's head operational office is located in Vancouver, B.C., Canada.
     The Company changed its name from Adult Mergers, Inc. to Winmark Enterprises, Inc. on November 24, 2002.

     The Company owns and operates online adult entertainment websites and began operations on October 19, 2001. The Company's business plan is to develop a series of websites offering adult oriented content and services to a wide geographic and demographic customer base over the Internet.

     The Company is in the development stage and will continue to be in the development stage until the Company generates significant revenue from operating its websites. Although planned principal activities have begun, the Company has not received significant revenue and has a working capital deficit of $64,975 as at April 30, 2003. Management has plans to seek additional capital through a private placement and public offering of its common stock. As a development stage company, management devotes most of its activities in developing a market for its online services. There is no guarantee that the Company will be able to complete any of the above objectives. There is substantial doubt regarding the Company's ability to continue as a going concern.

     The Company will require $103,000 to $124,000 to fund its ongoing operating expenses and working capital requirements over the next twelve months. The Company expects to fund itself in the next twelve months by sales of shares.

     On December 4, 2002, the board of directors of Growth Mergers, Inc. ("Growth"), the parent company of the Company, unanimously adopted a resolution authorizing the distribution by way of a dividend of substantially all of its assets, being 11,673,500 shares of common stock in the capital of the Company. Prior to this resolution, Growth converted its outstanding cash loan to the Company, totalling $117,000, into 11,673,400 shares of common stock of the Company to give it a total of 11,673,500 shares of the Company. Growth will issue a dividend in the form of the Company's shares on a one for one basis to the existing shareholders of Growth in a "Spin-Off Transaction". Also, effective December 4, 2002, Growth forgave $44,767 of expenses Growth paid for on behalf of the Company. This amount has been treated as additional paid in capital because Growth is a principal shareholder (see Note 7).

     The Company filed a 10-SB Registration Statement with the United States Securities and Exchange Commission ("SEC") and further amendments are required prior to it being declared effective.


2.   Summary of Significant Accounting Principles

     a)   Basis of Accounting

          These financial statements are prepared in conformity with accounting principles generally accepted in the United States and are presented in US dollars.

     b)   Fiscal Year

          The Company's fiscal year end is July 31.

     c)   Cash and Cash Equivalents

          The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

     d)   Property and Equipment

          Property and equipment is stated at cost. Amortization is computed on a 30% declining balance basis.

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)
Notes to the Financial Statements
(expressed in U.S. dollars)


2.   Summary of Significant Accounting Principles (continued)

     e)   Website Development Costs

          The Company recognizes the costs associated with developing a website in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". Relating to website development costs the Company follows the guidance pursuant to the Emerging Issues Task Force (EITF) No. 00-2, "Accounting for Website Development Costs".

          The Company's websites have been developed. Costs associated with the website consist primarily of software purchased from a third party. The Company is capitalizing costs of computer software obtained for internal use in web design and network operations. These capitalized costs will be amortized based on their estimated useful life over two years. Payroll and related costs will not be capitalized, as the amounts principally relate to maintenance. Internal costs related to the development of website content will be expensed as incurred.

     f)   Long-Lived Assets

          In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets", the carrying value of intangible assets and other long-lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. The Company recognizes an impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

     g)   Foreign Currency Transactions/Balances

          The functional currency of the Company is U.S. dollars. Transactions in currencies other than the U.S. dollar are translated at the rate in effect on the transaction date. Any balance sheet items denominated in foreign currencies are translated into U.S. dollars using the rate in effect on the balance sheet date. Resulting foreign currency gains or losses are charged to operations as incurred.

     h)   Income Tax

          Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted Statement of Financial Accounting Standards No. 109 ("SFAS 109") as of its inception. The Company has incurred net operating losses of $103,000 to offset future years taxable income. These losses expire in 2015 and 2016. Pursuant to SFAS 109 the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)
Notes to the Financial Statements
(expressed in U.S. dollars)


2.   Summary of Significant Accounting Principles (continued)

     h)   Income Tax (continued)

          The components of the net deferred tax asset at July 31, 2002 and 2001, and the statutory tax rate, the effective tax rate and the elected amount of the valuation allowance are scheduled below:

                                               2002             2001
                                                 $                $

                 Net Operating Loss            90,000           13,000

                 Statutory Tax Rate             34%              34%

                 Effective Tax Rate              -                -

                 Deferred Tax Asset            31,000           4,000

                 Valuation Allowance          (31,000)          (4,000)
                 --------------------------------------------------------

                 Net Deferred Tax Asset             -                -
                 ========================================================

     i)   Revenue Recognition

          Revenue will be recognized in accordance with SEC Staff Accounting Bulletin 101 ("SAB 101"). Revenue will consist of web-based membership, usage, advertising, pay-per-view and E-Commerce fees paid by way of credit card over the Internet. Pursuant to SAB 101 revenues are recognized after the service has been performed and no further performance obligations exist.

     j)   Comprehensive Income

          SFAS No. 130, "Reporting Comprehensive Income" establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at March 31, 2003, the Company has no items that represent comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

     k)   Basic and Diluted Net Income (Loss) per Share

          The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share" (SFAS 128). SFAS 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

     l)   Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     m)   Financial Instruments

          The carrying value of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, and due to related parties approximate fair value due to the relatively short maturity of these instruments.

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)
Notes to the Financial Statements
(expressed in U.S. dollars)


2.   Summary of Significant Accounting Principles (continued)

     n)   Interim Financial Statements

          The interim financial statements for the nine months ended April 30, 2003 and 2002 have been prepared on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

     o)   Recent Accounting Pronouncements

          In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," which amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 expands the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition provisions of SFAS No. 148 are effective for fiscal years ended after December 15, 2002. The transition provisions do not currently have an impact on the Company's consolidated financial position and results of operations as the Company has no stock-based employee compensation. The disclosure provisions of SFAS No. 148 are effective for financial statements for interim periods beginning after December 15, 2002. The Company will adopt the disclosure requirements of SFAS No. 148 if stock-based compensation is awarded to employees.

          In June, 2002, FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for
          Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. The Company adopted SFAS No. 146 on January 1, 2003. There is no effect, with the adoption of this standard, on the Company's results of operations and financial position.

          FASB has also issued SFAS No. 145, 147, 149 and 150 but they will not have any relationship to the operations of the Company therefore a description of each and their respective impact on the Company's operations have not been disclosed.


3.   Property and Equipment

                                                             April 30,      July 31,       July 31,
                                                                2003          2002           2001
                                                                Net            Net            Net
                                            Accumulated       Carrying      Carrying       Carrying
                                  Cost      Amortization       Value          Value          Value
                                   $             $               $              $              $
                                                            (unaudited)    (audited)      (audited)

     Computer equipment           1,028            352          676            874               -

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)
Notes to the Financial Statements
(expressed in U.S. dollars)


4.   Website Development Costs

                                                                April 30,       July 31,      July 31,
                                                                  2003            2002          2001
                                                                   Net            Net            Net
                                               Accumulated      Carrying        Carrying      Carrying
                                    Cost      Amortization        Value          Value          Value
                                      $             $               $              $              $
                                                               (unaudited)     (audited)      (audited)

      Website development costs      4,000          3,000         1,000           2,500              -
      ===================================================================================================


5.   Deferred Financing Costs

     During the nine months ended April 30, 2003, the Company paid $12,733 for professional fees relating to the preparation of the 10-SB Registration Statement filed with the SEC.


6.   Related Party Transactions/Balances

     a) The President of the Company was paid $43,091 for the nine months ended April 30, 2003 (fiscal 2002 - $56,229; fiscal 2001 - $9,000) for consulting services rendered.

     b) As at April 30, 2003, the balance of $178 due from the President of the Company is without interest, has no specific terms of repayment, and is unsecured.

     c) On January 2, 2003, the Company entered into a loan agreement with Express Enterprises Ltd., a company controlled by the President of the Company, to provide the Company with a credit facility of $100,000. Any amounts drawn on this credit facility are non-interest bearing, unsecured and due on demand. As at April 30, 2003, the Company has drawn $49,800 on this credit facility.


7.   Due to Parent Company (Growth Mergers, Inc.)

     On December 4, 2002, the board of directors of Growth Mergers, Inc. ("Growth"), the parent company of the Company, unanimously adopted a resolution authorizing the distribution by way of a dividend of substantially all of its assets, being 11,673,500 shares of common stock in the capital of the Company. Prior to this resolution, Growth converted its outstanding cash loan to the Company, totalling $117,000, into 11,673,400 shares of common stock of the Company to give it a total of 11,673,500 shares of the Company. Growth will issue a dividend in the form of the Company's shares on a one for one basis to the existing shareholders of Growth in a "Spin-Off Transaction".

     As at December 4, 2002, the balance of $44,767 due to Growth for stock-based compensation paid to independent consultants on behalf of the Company was without interest, had no specific terms of repayment and was unsecured. This amount was forgiven.

     The  Spin-Off   Transaction  will  take  place  once  the  Company's  10-SB
     Registration Statement is declared effective by the SEC.

Winmark Enterprises, Inc.
(formerly Adult Mergers, Inc.)
(A Development Stage Company)
Notes to the Financial Statements
(expressed in U.S. dollars)


8.   Restatements

     The Company has revised its financial statements to include expenses incurred by the parent company on its behalf as required by Staff Accounting Bulletin Topic 1:B (see Note 7). The parent company paid independent consultants through the issuance of its stock to develop the operations of the Company. The adjusted net loss for the periods requiring revision are as follows:


                                                                            Accumulated from
                                                            For the Year      March 8, 2001
                                                                Ended      (Date of Inception)
                                                              July 31,         To July 31,
                                                                2002              2001
                                                                  $                 $

     Net loss as previously reported                           (89,682)          (13,086)
     Stock-based compensation                                  (26,288)          (13,846)
     -----------------------------------------------------------------------------------------

     Net loss as restated                                     (115,970)          (26,932)
     =========================================================================================

     Increase in net loss per share as a result of this
     restatement.                                               262.88           138.46
     =========================================================================================